UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	—	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKYBX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	—	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FMMBX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FOHBX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	—	FWICX	FWIRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

July 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Portfolio managers Daniel Close, CFA, Steven Hlavin and Chris Drahn review economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011 and Chris has managed the Missouri Fund since 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month period ending May 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. However, at its June 2013 meeting (subsequent to the end of this reporting period), the Central Bank indicated that downside risks to the economy had diminished since the fall of 2012. Although the Fed made no changes to its highly accommodative monetary policies at the June meeting, Chairman Bernanke’s remarks afterward indicated the Central Bank could slow the pace of its bond buying program later this year if the economy continues to improve.

As measured by gross domestic product (GDP), the U.S. economy grew at an annualized rate of 1.8% in the first quarter of 2013, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.4% year-over-year as of May 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of May 2013, the national unemployment rate was 7.6%, down from 8.2% a year ago. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended April 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since 2006.

However, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March, Congress passed legislation that established

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

federal funding levels for the remainder of fiscal 2013, which ends on September 30, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for 13 straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2013, municipal bond issuance nationwide totaled $376 billion, an increase of 5.2% over the issuance for the twelve-month period ended May 31, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this reporting period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during this reporting period?

Kansas has been slowly recovering from the recent economic recession. In 2011, the state’s economy expanded at a rate of 0.5%, compared with the national growth rate of 1.5%, ranking Kansas 35th in terms of GDP growth by state. Private industry in the state continued to add jobs and indications were that these employment gains were permanent. As of May 2013, the Kansas unemployment rate stood at 5.7%. Recent employment gains have been led by professional and business services, manufacturing, and education and health services, the state’s largest private sectors. According to Moody’s, manufacturing was expected to be key to Kansas’s long term recovery, with hiring projected to accelerate in this high wage industry. Agricultural products were also expected to bolster the Kansas economy. Kansas ranks among the top ten states in the nation in agricultural production, with strong price support for two of its major crops, soy and corn. On the fiscal front, the Kansas state budget for fiscal 2013, which was introduced in January 2012 and enacted in June 2012, fully funded or increased funding for essential services, while holding state general fund expenditures below fiscal 2012 levels. While the 2013 budget closed a $500 million gap, it also included a package of income tax cuts projected to reduce state revenues by $3.7 billion over the next five years. The budget also called for adding $465 million in reserves to the state general fund, which had been largely depleted by the end of fiscal 2013. As of May 2013, Kansas general obligation bonds continued to carry ratings of Aa2 and a negative outlook, and AA and stable outlook from Moody’s and S&P, respectively. For the twelve months ending May 31, 2013, municipal issuance in Kansas totaled $3.4 billion, representing a 22.5% year-over-year increase.

After showing promise in 2011, Kentucky’s economic recovery slowed in 2012. In 2012, the Commonwealth’s economy posted growth of 1.4%, compared with the national growth rate of 2.5%, ranking Kentucky 33th in terms of GDP growth by state and below average among its peers in the southeast. Kentucky’s unemployment levels typically trend higher than the nation, but have recently improved, moving closer in line with the rest of the country. As of May 2013 unemployment had dropped to 8.1% from 8.3% the prior year. This is at least in part due to the state’s manufacturing

6	Nuveen Investments

sector, which is proportionally higher than the nation. Resident income indices have historically compared poorly with median per capita income at only 82% of the nation. Positively, Kentucky did not fall any further behind during the recent recession and the state reports personal income rose 1.3% during the last year. According to Moody’s, Kentucky’s low cost of doing business and highly affordable housing should continue to provide support for economic expansion. Kentucky’s biennial budget for fiscal 2013 and 2014 is structurally imbalanced and revenue projections for fiscal 2013 have been revised down slightly to 2.1% from 2.4%. Budget revisions for 2014 will be necessary. The Commonwealth has depleted reserve levels which have been at 3% or less of revenues since fiscal 2008, closing fiscal 2012 with a General Fund balance of $95.1 million, or just 1.1% of revenues. Though the state does not have any outstanding general obligation debt, as of June 2013, the state’s implied general obligation rating was Aa3 and AA- by Moody’s and S&P, respectively. The state typically issues annual appropriation debt, which is rated a notch lower at Aa3 and A+, by Moody’s and S&P, respectively, with negative outlooks. Debt levels are moderately high in relation to the Commonwealth’s economic base. Net tax supported debt per capita is above average at $1,998 and 5.9% of personal income, above the Moody’s medians of $1,074 and 2.8%, respectively. For the twelve months ending May 31, 2013, Kentucky issued $3.0 billion in municipal bonds, representing a 13.7% decline from the twelve months ended May 31, 2012.

After struggling to emerge from recession over the past few years, Michigan’s economy has continued to slowly improve driven in part by a recovering auto industry. Strong growth in domestic auto sales in 2012 bolstered Michigan’s recovery, with vehicle sales continuing the positive trend of the past three years. Overall, Michigan continued to rely heavily on manufacturing, which represented 13% of employment in the state, compared with 9% nationally. As of May 2013, Michigan’s unemployment rate was 8.4%, its best reading since August 2008, but still remains above the national average of 7.6%. Over the past seven years, housing prices have declined dramatically in most of central and eastern Michigan and the inventory of foreclosed homes remained elevated in many of the state’s hardest hit metropolitan areas, including Detroit, Warren and Flint. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 19.8% over the twelve months ended April 2013 (most recent data available at the time this report was prepared). For fiscal 2013, Michigan’s $48.2 billion budget was structurally balanced and did not require major expenditure cuts or borrowing. Modest operating surpluses over the past two years have been used to replenish the state’s depleted rainy day fund, and Michigan projected its budget stabilization fund balance will reach approximately $600 million by the close of fiscal 2015. During the past two fiscal years, the state’s improved financial and cash position eliminated the need for cash flow borrowing. For fiscal 2014, the state’s $49 billion budget provides additional transportation funding, revenue sharing for local governments, and increased funding for K-12 education. Increased transportation spending is expected to help construction spending and payrolls. As of June 2013, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA, respectively, with positive outlooks. For the twelve months ended May 31, 2013, Michigan issued $9.3 billion in municipal bonds, a decrease of 15.9% from the twelve months ended May 31, 2012.

For 2012, the national recovery of 2.5% continued to outpace Missouri’s state GDP growth of 2.0%, ranking Missouri’s growth 26th among all states. Continued job losses in the government sector were offset by employment growth in transportation, leisure and hospitality, and education and health services sectors. As of May 2013, Missouri’s seasonally adjusted unemployment rate was 6.8%. Missouri’s overexposure to defense related manufacturing jobs continues to cause a drag on the state’s recovery, but efforts to transition part of the state economy away from traditional defense related manufacturing jobs into the development of biotechnology and alternative energy industries should help diversify the economy. Governor Nixon’s priority to expand exports experienced a slight step backwards with exports falling 1.4% in 2012 compared to 2011, but increases in exports to Mexico helped offset declines in exports to Canada and China. For fiscal 2014, the $25 billion Missouri state budget, which was introduced in January 2013 and sent to the Governor for approval in May 2013, focused on Medicaid expansion, job creation, increased K-12 education funding, and increased higher education funding. The Governor’s budget, which contained no new taxes, also called for eliminating 190 additional state jobs, bringing total reductions to 4,500 since 2009 and resulting in the smallest state

Nuveen Investments	7

workforce since 1997. As of May 2013, Moody’s and S&P rated Missouri general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2013, municipal issuance in Missouri totaled $6.2 billion, a 33.5% increase from the twelve months ended May 31, 2012.

After weathering difficult years during the recession, the Ohio economy has shown signs of growth, although it continued to lag some aspects of the national recovery. Ohio’s education and health services industry remained the largest source of employment in the state and this sector along with manufacturing and professional and business services continued to be leaders in adding jobs during this period. In manufacturing, Ohio’s auto industry recently made capital investments to support future production, which in turn should benefit the state’s steel industry. Steel manufacturing also has been supported by the emerging energy industry in eastern Ohio, including the extraction of natural gas and oil from the Utica and Marcellus shale formations. In 2012, Ohio’s economy grew at a rate of 2.2%, compared with the national growth rate of 2.5% for 2012, ranking Ohio 20th in terms of GDP growth by state. As of May 2013, the state’s unemployment rate was 7.0%, and below the national rate of 7.6%. Boosted by gains in income and sales taxes, state tax revenues are up 11% through the first 10 months of fiscal 2013 on a year-over-year basis. The proposed biennial state budget for fiscal 2014-2015 included several changes to Ohio’s tax code: a tax cut for small businesses, a reduction in personal income tax rates and a lower sales tax on services, with some of the resultant revenue losses offset by increased taxes on oil and gas drilling. As of May 2013, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2013, municipal issuance in Ohio totaled $12.5 billion, an increase of 21% compared with the twelve months ended May 31, 2012.

Wisconsin’s economy has slowed in comparison to initial post-recession growth primarily due to a slowdown in the service sector, but has been exacerbated by a limited ability to trade agricultural goods. Low water levels resulting from the 2012 drought limited barge traffic through the beginning of 2013 and then heavy rains in April 2013 caused flooding, again slowing down barge traffic. Favorably, manufacturing has held up reasonably well and has buoyed Wisconsin’s economy. In 2012, the state’s economy expanded at a rate of 1.5%, compared with the national growth rate of 2.5%, ranking Wisconsin 32nd in terms of GDP growth by state. Hiring across sectors has been relatively weak in 2013, though a positive sign is that personal income indices continue to climb. As of May 2013, the Wisconsin jobless rate was 7.0%, up from 6.8% in the prior year. According to Moody’s, the state was expected to see further gains in manufacturing, benefiting from growth in Wisconsin’s largest trading partner, Canada, which provides the market for one-third of the state’s exports. Wisconsin enacted a two-year budget for fiscal 2012 and 2013, which closed a budget shortfall through reductions in spending for education, the University of Wisconsin system, Medicaid and state aid to local governments. The state now projects that fiscal 2013 will close with a budget surplus, adding to the General Fund reserves and beginning to fund the long-ago depleted rainy day fund. As of May 2013, Wisconsin’s general obligation debt carried ratings of Aa2 from Moody’s and AA from S&P with stable outlooks. For the twelve months ended May 31, 2013, Wisconsin issued $6.4 billion of municipal bonds, an increase of 8.9% from the twelve-month period ended May 31, 2012.

How did the Funds perform during the twelve-month reporting period ended May 31, 2013?

The tables in the Fund Performance, Expense and Leverage Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2013. The tables also compare these returns to each Fund’s benchmark index and its appropriate Lipper classification average.

During the twelve-month period, the Class A Shares at net asset value (NAV) of the Michigan, Missouri and Ohio Funds outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Kansas, Kentucky and Wisconsin Funds underperformed this performance measure. Kansas and Missouri outperformed their respective state index, while Kentucky, Michigan, Ohio and Wisconsin underperformed their respective state index. All six Funds outpaced their respective Lipper classification average.

8	Nuveen Investments

As was mentioned during the last reporting period, we will be discussing the Funds’ performance relative to the S&P Municipal Bond Index, and will no longer be using S&P state specific indexes as secondary benchmarks. While the S&P Municipal Bond Index does not reflect the Funds’ geographic concentration, it broadly reflects the Funds’ strategies and we believe it provides an appropriate performance comparison for shareholders. State specific indexes generally provide a less useful basis of comparison since they may not be investable due to sector/issuer and security concentrations and they may be volatile over time due to the limited size and issuance patterns.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by the Funds’ sub-adviser, Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas and Wisconsin Municipal Bond Funds

The Nuveen Kansas Municipal Bond Fund trailed the S&P Municipal Bond Index during the twelve-month period. The Fund’s overweighting in local general obligation (GO) debt was one factor behind the relative underperformance. Compared with the national municipal bond market, Kansas features a relatively high amount of GO debt, mainly local school district bonds, which tended to underperform during the period. The Fund was also hampered by its overweighting in the utility bond sector, which also failed to keep pace with the market. In contrast, the Fund benefited from its overweighting in the strong performing health care sector.

Meanwhile, our credit quality positioning had a particularly favorable impact on performance. Going into the reporting period, we had structured the Fund to take advantage of narrowing credit spreads, meaning that investors were willing to accept a steadily smaller income premium to compensate them for buying riskier bonds. Compared to the index, the Fund had more exposure to lower investment grade bonds rated A and BBB and, when appropriate, below investment grade and non-rated bonds. We were also underweighted in the AAA-rating tier, representing the highest quality bonds available. Our stance was very helpful, as securities with lower credit ratings substantially outperformed their higher quality counterparts.

The Fund was also well positioned from a duration and yield curve standpoint. Specifically, we were overweight in longer duration bonds, which captured more of the favorable effects of declining interest rates during the period.

Trading activity was relatively light. Our purchases, which took place in both the new issue and secondary municipal bond markets, were financed largely with the proceeds of bond calls and a healthy but manageable level of new shareholder inflows. When possible, we favored lower rated issues with sound underlying credit quality. Many of our purchases came from the intermediate part of the yield curve. As the period progressed, we believed this segment provided better value for shareholders than longer-dated bonds, which had already rallied to a greater extent.

Our transactions included several purchases each of utility and dedicated sales tax bonds. We added lower rated securities that we believed offered attractive yields at a reasonable level of credit risk. To a lesser extent, we bought health care and local school district bonds, the latter of which formed a large part of the Kansas municipal bond market. One particularly noteworthy health care purchase during the period was A-rated bonds for the Mercy Regional Health Center in Manhattan, Kansas. These securities had been under represented in the portfolio and we believed they provided good relative value.

Our limited selling activity involved exchanging certain Puerto Rico holdings for others that better fit our management objectives. (Bonds issued by Puerto Rico and other U.S. territories are generally fully tax exempt for investors in all 50

Nuveen Investments	9

states.) These trades entailed moving into higher coupon bonds issued by Puerto Rico entities that we believed were less affected by the territory’s well publicized credit problems, and which we believed offered good long term prospects.

Similar to the Kansas Fund, the Wisconsin Fund underperformed the S&P Municipal Bond Index during the period. On the positive side, the portfolio’s duration and yield curve positioning proved helpful. The Fund was underweighted in bonds with shorter durations while overweight in longer dated issues, which benefited the most as interest rates declined.

In addition, the Fund was well situated to take advantage of the rally among lower rated bonds, as investors’ willingness to take on more credit risk translated into rising bond prices among lower quality securities. We were overweight in A-rated, BBB-rated and non-rated bonds, three categories that outperformed the market and underweight in lagging AA-rated issues, which further lifted the Fund’s results.

Meanwhile, the Fund’s sector positioning provided a mixed performance impact, shaped largely by the idiosyncrasies of the Wisconsin municipal bond market. Compared to the national market, for example, this portfolio was materially underweighted in GO debt. GO bonds are subject to Wisconsin state income tax, and when considered along with the low incremental yield associated with the securities, generally made them unattractive to us. During the reporting period, our lesser exposure to this category was helpful, as these issues underperformed. The state’s hospital bonds generally are state-income taxable as well, but the Fund was overweight in this sector compared with the national municipal bond market. We owned various hospital bonds that, in our view, offered sufficient relative value to compensate for the tax liability. As the health care category outperformed during the period, this allocation further added to the Fund’s results. On the other hand, dedicated sales-tax bonds are generally exempt from Wisconsin state taxes, and the Fund was overweight in this category. These issues failed to keep pace with the overall market, however, which hampered our results relative to the index.

The Wisconsin Fund experienced a modest amount of bond calls during the period. These proceeds, combined with bond maturities and new shareholder inflows, provided the cash proceeds we needed to finance our purchases, which can be divided into four main categories. First, we took advantage of opportunities to add to existing Wisconsin holdings, supplementing positions we liked at attractive prices. Second, we diversified the Fund’s territorial exposure by adding bonds issued by Guam and Virgin Islands entities. Like all territorial bonds, these are generally fully tax-exempt for U.S. investors. Our few bond sales during the period focused on restructuring the portfolio’s allocation to Puerto Rico issues, exchanging certain Puerto Rico holdings for others we believed offered more favorable characteristics. Third, we purchased new Wisconsin tax-exempt debt when we believed that doing so would enable us to achieve our management objectives. Two notable examples during the period included student housing bonds issued by Platteville Redevelopment Authority for the University of Wisconsin and tax increment financing bonds issued for Glendale Community Development Authority. Finally, we bought in-state or out-of-state debt that, though taxable for Wisconsin residents, represented especially good value, in our view. When looking out-of-state, we favored relatively liquid, lower rated bonds issued to fund large projects, choosing those securities with the potential to provide a particularly compelling risk/reward balance. With these four approaches, we were successful in essentially maintaining the Fund’s balance between Wisconsin taxable and tax-exempt securities in the portfolio.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

The Nuveen Kentucky Municipal Bond Fund trailed the S&P Municipal Bond Index during the twelve-month period. The Fund’s credit quality positioning was a primary factor behind its relative underperformance. Compared with the national municipal bond market, Kentucky is host to many high quality issuers and, therefore, has a much smaller proportion of bonds with credit ratings below investment grade. Given the lack of available opportunities among low-quality Kentucky bonds and our associated underweighting in them, the Fund did not fully benefit from the relative outperformance of these bonds as investors sought out higher yielding municipal debt. The Fund’s relative underweighting in the highest quality issues, those AAA-rated securities helped relative performance.

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The Fund’s sector positioning had a mixed effect on relative performance. Compared to the national market, this portfolio was overweight in health care debt, one of the market’s best-performing groups during the period given investors’ appetite for higher yielding segments. In contrast, our relative overweighting in pre-refunded bonds curtailed results. Pre-refunded securities, which are very high quality and tend to be low in duration, were among the worst performing Kentucky bonds, owing to their very high credit quality and low duration, two characteristics that investors generally eschewed during the period.

Duration and yield curve positioning were favorable. The Fund’s duration (meaning its sensitivity to changes in interest rates) was modestly longer than that of our benchmark index. This stance proved beneficial as interest rates declined throughout the bulk of the twelve month period. Additionally, our yield curve positioning, expressed through our emphasis on longer duration bonds and underweighting in shorter maturity securities, was helpful because longer term bonds outpaced their shorter term counterparts.

The significant amount of new shareholder cash coming into the portfolio, coupled with the calls (early redemptions) of some of our holdings, provided us with the proceeds we needed to make new purchases. Amid concern about a possible limitation to the tax-exempt status of municipal bonds, the municipal market hit an air pocket in the December 2012 and January 2013 time frame, affording us ample opportunities to purchase attractively priced bonds.

Our new portfolio additions during the period were spread among the health care, housing, water and sewer, and dedicated tax sectors, most of which had intermediate or long durations.

The Nuveen Michigan Fund outperformed the S&P Municipal Bond Index during the twelve-month period. On the positive side, the portfolio’s yield curve and credit quality positioning were helpful. The Fund was underweighted in bonds with shorter durations while overweight in longer dated issues, which benefited the most as interest rates declined.

In terms of credit quality positioning, the Fund benefited from the strong relative performance of lower rated bonds, which rallied strongly due to investors’ appetite for more credit risk and higher yields. We were overweight in bonds with credit ratings below investment grade, a category that outperformed the market and underweight in lagging AAA-rated issues, which further boosted the Fund’s results.

Meanwhile, the Fund’s sector positioning provided a mixed performance impact. Our overweighting in tobacco securities, another beneficiary of investor demand for higher yielding debt, was helpful. In contrast, the Fund’s overweighting in pre-refunded securities, some of the highest rated and lower duration issues in the marketplace, detracted from relative results, since both of those structural characteristics remained out of favor throughout much of the reporting period.

The Michigan Fund experienced a modest and manageable amount of bond calls, providing the proceeds we needed to finance our purchases. Most notably, we initiated or added to positions that we felt were unduly punished by their association with the City of Detroit. Specifically, we augmented our position in Detroit water/sewer bonds, purchasing these securities at what we believed were good values, especially given their comparatively short durations and backing by municipal bond insurer MBIA. Furthermore, we did not believe that these securities would be part of a bankruptcy proceeding. We also added to our position in Detroit Wayne County Stadium Authority (Comerica Park), and a limited tax GO bond for Wayne County, because we believed the securities had been unduly tainted by Detroit’s woes, and they offered compelling value and carried Assured Guaranteed insurance. Other transactions included purchases of some GO bonds issued by school districts in Southeast Michigan and electric utility bonds. Our limited bond sales involved exchanging certain tobacco-related securities for others that better fit our management objectives. These trades allowed us to diversify more equally between the two vintages of tobacco bonds available in the Michigan municipal marketplace.

Nuveen Investments	11

Subsequent to the close of this reporting period, on July 18, 2013, the City of Detroit filed for Chapter 9 in federal bankruptcy court. Detroit, burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one given the complexity of its debt portfolio, number of creditors, numerous unions and significant legal questions that must be addressed. It is not yet clear how this bankruptcy will impact the actual creditworthiness, or the market’s perception of that creditworthiness, of other municipalities in Michigan.

The Nuveen Ohio Municipal Bond Fund outperformed the S&P Municipal Bond Index during the reporting period, primarily due to our duration and yield curve positioning. Specifically, we were overweight in longer duration bonds, which captured more of the favorable effects of declining interest rates during the period.

Relative results due to credit quality positioning were positive. The Fund’s overweighting in securities rated below investment grade proved helpful, while its underweighting in securities rated AAA was also positive. The lower a bond’s rating, the more likely it was to outperform the market, as investors gravitated toward bonds with higher yields.

Our sector selection also generated uneven relative results. An overweighting in pre-refunded bonds hurt, given their very short maturities and high underlying credit quality, two structural characteristics that investors generally avoided. In contrast, an overweighting in health care bonds, one of the chief beneficiaries of investors’ thirst for relatively high yielding securities, was a plus as the group outpaced the market overall. Elsewhere, our modest exposure to inverse floating rate securities (inverse floaters) was beneficial, because many of our holdings in such securities were longer duration.

The purchases we made during the period were funded primarily by new money received into the portfolio, either resulting from bond calls or new shareholder inflows. To keep the Fund fully invested, we looked to a variety of sectors for new additions, including airport, corporate-backed industrial development revenue, local school district GO and health care categories. One notable addition was the “JobsOhio Beverage System” bonds, which are backed by dedicated liquor taxes, which we consider a particularly stable income stream available in the Ohio market.

Nuveen Missouri Municipal Bond Fund

The Missouri Fund’s outperformance of the S&P Municipal Bond Index was driven in large part by favorable duration positioning (meaning its sensitivity to interest rate changes) and yield curve allocation. With respect to the latter, the Fund was somewhat overweight in bonds with longer maturities, which proved helpful, given that those securities generally outperformed shorter- and intermediate-dated issues during the reporting period.

The Fund’s credit quality stance also added value on a relative basis. In particular, the Fund was overweight in bonds with lower credit ratings, especially BBB-rated and non-rated issues. Due to low interest rates, investors favored lower-rated securities for their greater income potential and were willing to accept a steadily smaller income premium in exchange for buying these riskier bonds. Similarly, the Fund’s relative underweighting in the highest quality bonds rated AAA and AA helped relative performance as these securities failed to keep pace with their lower-rated counterparts.

Also adding to results was an overweighting in the health care sector, which fared well. However, that favorable impact was offset by having less exposure than the index to corporate-backed industrial development revenue securities. Because many of the issuers in this sector have lower credit ratings, and/or trade with a premium yield, these bonds tended to do well during the period, and our smaller exposure limited the Fund’s upside. Another disappointment was the portfolio’s slight overweighting in pre-refunded bonds, which are very high quality, short duration issues and therefore did not keep pace in a market favoring bonds with a higher income component. The Fund’s exposure to Puerto Rico securities modestly hurt results, as credit related challenges weighed on bonds issued in the territory.

We did not make significant changes to the Fund’s overall structure over the course of the reporting period. The Fund typically maintains some exposure to lower rated bonds because of both their income advantage over higher rated bonds and because we believe they often provide opportunities to realize relative value for our shareholders. While new

12	Nuveen Investments

purchases were made across a diversified set of sectors and reflected a range of credit rating categories from AAA to non-rated, we generally sought to maintain allocations to bonds with lower credit ratings. Funds were utilized from the proceeds of bond calls and maturities and new investment inflows, as well as the occasional sale of securities for which we believed we could get particularly good prices.

Throughout the period, we generally maintained the Fund’s desired level of interest-rate sensitivity with a duration that was slightly longer than that of the S&P index, and we mostly bought bonds with maturities ranging from 12 to 30 years. For most of the twelve-month period, there was very strong demand for the market’s longest bonds, which were often the highest yield bonds available. As a result, we occasionally found ourselves buying shorter dated paper until better value could be uncovered in longer bonds.

An Update Regarding Puerto Rico

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s down-graded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. All of these Funds have some exposure to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA, and minimal exposure to Puerto Rico GOs.

During the reporting period, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2013, all six Funds had positive UNII balances for tax purposes. Kentucky had a negative UNII balance while Kansas, Michigan, Missouri, Ohio and Wisconsin had positive UNII balances for financial reporting purposes.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.13%	5.91%	4.53%
Class A Shares at maximum Offering Price	-1.19%	5.01%	4.09%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
S&P Municipal Bond Kansas Index*	3.09%	5.89%	4.80%
Lipper Other States Municipal Debt Funds Classification Average*	2.41%	4.64%	3.80%

Class C Shares	2.50%	5.32%	3.96%
Class I Shares	3.34%	6.14%	4.74%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.43%	5.38%	4.24%
Class A Shares at maximum Offering Price	-4.61%	4.48%	3.79%
Class C Shares	-0.87%	4.80%	3.68%
Class I Shares	-0.13%	5.60%	4.45%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class C Shares	1.39%
Class I Shares	0.64%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	5.55%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.78%	5.27%	4.39%
Class A Shares at maximum Offering Price	-1.53%	4.37%	3.94%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
S&P Municipal Bond Kentucky Index*	3.64%	6.11%	4.49%
Lipper Other States Municipal Debt Funds Classification Average*	2.41%	4.64%	3.80%

Class B Shares w/o CDSC	2.03%	4.48%	3.77%
Class B Shares w/CDSC	-1.93%	4.31%	3.77%
Class C Shares	2.16%	4.66%	3.81%
Class I Shares	3.00%	5.46%	4.60%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.26%	4.79%	4.06%
Class A Shares at maximum Offering Price	-4.47%	3.89%	3.62%
Class B Shares w/o CDSC	-0.99%	4.01%	3.43%
Class B Shares w/CDSC	-4.83%	3.84%	3.43%
Class C Shares	-0.78%	4.23%	3.49%
Class I Shares	-0.05%	5.00%	4.27%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.79%
Class B Shares	1.54%
Class C Shares	1.34%
Class I Shares	0.59%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	5.71%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.85%	5.31%	4.28%
Class A Shares at maximum Offering Price	-0.55%	4.41%	3.84%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
S&P Municipal Bond Michigan Index*	4.28%	5.75%	4.76%
Lipper Michigan Municipal Debt Funds Classification Average*	2.96%	4.20%	3.76%

Class C Shares	3.33%	4.73%	3.72%
Class I Shares	4.15%	5.53%	4.50%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	0.50%	4.88%	4.03%
Class A Shares at maximum Offering Price	-3.69%	3.99%	3.58%
Class C Shares	-0.11%	4.29%	3.45%
Class I Shares	0.61%	5.08%	4.22%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class C Shares	1.37%
Class I Shares	0.62%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	2.95%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.01%	5.95%	4.62%
Class A Shares at maximum Offering Price	-0.32%	5.05%	4.17%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
S&P Municipal Bond Missouri Index*	3.36%	5.74%	4.87%
Lipper Other States Municipal Debt Funds Classification Average*	2.41%	4.64%	3.80%

Class B Shares w/o CDSC	3.35%	5.20%	4.01%
Class B Shares w/CDSC	-0.65%	5.03%	4.01%
Class C Shares	3.39%	5.37%	4.05%
Class I Shares	4.14%	6.16%	4.82%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	0.55%	5.46%	4.32%
Class A Shares at maximum Offering Price	-3.66%	4.57%	3.88%
Class B Shares w/o CDSC	-0.09%	4.69%	3.70%
Class B Shares w/CDSC	-3.96%	4.52%	3.70%
Class C Shares	0.03%	4.89%	3.75%
Class I Shares	0.76%	5.66%	4.53%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.56%
Class C Shares	1.37%
Class I Shares	0.62%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	0.47%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.16%	5.67%	4.44%
Class A Shares at maximum Offering Price	-0.19%	4.77%	3.99%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
S&P Municipal Bond Ohio Index*	5.91%	5.79%	4.63%
Lipper Ohio Municipal Debt Funds Classification Average*	2.93%	4.58%	3.73%

Class B Shares w/o CDSC	3.33%	4.87%	3.82%
Class B Shares w/CDSC	-0.67%	4.70%	3.82%
Class C Shares	3.60%	5.08%	3.87%
Class I Shares	4.38%	5.87%	4.65%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	0.33%	5.09%	4.13%
Class A Shares at maximum Offering Price	3.87%	4.19%	3.68%
Class B Shares w/o CDSC	-0.49%	4.30%	3.51%
Class B Shares w/CDSC	-4.35%	4.13%	3.51%
Class C Shares	-0.23%	4.50%	3.56%
Class I Shares	0.53%	5.29%	4.33%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	8.53%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.94%	5.66%	4.37%
Class A Shares at maximum Offering Price	-1.42%	4.76%	3.92%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
S&P Municipal Bond Wisconsin Index*	3.16%	5.95%	5.31%
Lipper Other States Municipal Debt Funds Classification Average*	2.41%	4.64%	3.80%

Class C Shares	2.39%	5.07%	3.80%
Class I Shares	3.15%	5.86%	4.57%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-1.37%	4.95%	3.96%
Class A Shares at maximum Offering Price	-5.48%	4.05%	3.51%
Class C Shares	-1.90%	4.37%	3.39%
Class I Shares	-1.16%	5.16%	4.15%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class C Shares	1.40%
Class I Shares	0.65%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	3.03%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Yields as of May 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.27%	2.30%	3.36%
Class C Shares	2.88%	1.85%	2.70%
Class I Shares	3.61%	2.60%	3.80%

Nuveen Kentucky Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.41%	1.91%	2.82%
Class B Shares	2.82%	1.24%	1.83%
Class C Shares	3.03%	1.44%	2.13%
Class I Shares	3.77%	2.19%	3.23%

Nuveen Michigan Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.66%	1.85%	2.69%
Class C Shares	3.27%	1.38%	2.00%
Class I Shares	4.03%	2.13%	3.09%

Nuveen Missouri Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.65%	2.34%	3.46%
Class B Shares	3.07%	1.69%	2.50%
Class C Shares	3.29%	1.89%	2.79%
Class I Shares	4.02%	2.65%	3.91%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

28	Nuveen Investments

Nuveen Investments	29

Nuveen Ohio Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.73%	2.01%	2.95%
Class B Shares	3.13%	1.34%	1.97%
Class C Shares	3.34%	1.55%	2.28%
Class I Shares	4.11%	2.30%	3.38%

Nuveen Wisconsin Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[3]	3.39%	2.40%	3.58%
Class C Shares	2.99%	1.95%	2.91%
Class I Shares	3.75%	2.71%	4.04%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

3	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries as of May 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Kansas Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	13.2%
AA	33.2%
A	26.5%
BBB	15.8%
BB or Lower	2.7%
N/R	7.2%

Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	15.8%
AA	45.2%
A	26.5%
BBB	8.4%
BB or Lower	0.6%
N/R	1.4%

Nuveen Michigan Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	17.2%
AA	52.6%
A	21.2%
BBB	2.1%
BB or Lower	4.9%
N/R	0.5%

Nuveen Missouri Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	11.5%
AA	27.4%
A	31.7%
BBB	19.4%
BB or Lower	0.3%
N/R	9.2%

Portfolio Composition[1,4]
Tax Obligation/Limited	25.7%
Health Care	22.7%
Tax Obligation/General	16.9%
Utilities	12.3%
U.S. Guaranteed	6.1%
Water and Sewer	5.6%
Other	10.7%

Portfolio Composition[1,4]
Tax Obligation/Limited	24.9%
Utilities	18.4%
Health Care	18.2%
Water and Sewer	11.2%
U.S. Guaranteed	11.2%
Education and Civic Organizations	5.0%
Other	11.1%

Portfolio Composition[1,4]
Tax Obligation/General	32.8%
Water and Sewer	13.4%
Tax Obligation/Limited	12.6%
U.S. Guaranteed	12.4%
Health Care	12.2%
Utilities	5.4%
Consumer Staples	5.0%
Other	6.2%

Portfolio Composition[1,4]
Health Care	22.7%
Tax Obligation/Limited	20.8%
Tax Obligation/General	10.2%
Education and Civic Organizations	9.2%
U.S. Guaranteed	7.9%
Water and Sewer	7.6%
Long-Term Care	7.4%
Utilities	5.5%
Other	8.7%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

3	As a percentage of total investment exposure.

4	As a percentage of total investments.

30	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	19.3%
AA	44.4%
A	21.7%
BBB	6.5%
BB or Lower	6.2%
N/R	0.9%

Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	11.1%
AA	24.7%
A	37.2%
BBB	21.6%
BB or Lower	0.9%
N/R	4.2%

Portfolio Composition[1,4]
Tax Obligation/Limited	20.0%
U.S. Guaranteed	16.0%
Health Care	14.0%
Tax Obligation/General	13.9%
Water and Sewer	8.5%
Utilities	7.6%
Education and Civic Organizations	6.0%
Consumer Staples	5.0%
Other	9.0%

Portfolio Composition[1,4]
Tax Obligation/Limited	41.1%
Health Care	18.1%
Utilities	8.4%
Education and Civic Organizations	8.2%
U.S. Guaranteed	7.0%
Housing/Multifamily	3.4%
Housing/Single Family	3.4%
Other	10.4%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

3	As a percentage of total investment exposure.

4	As a percentage of total investments.

Nuveen Investments	31

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$982.20	$978.70	$983.30	$1,020.89	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.00	$6.71	$3.02	$4.08	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.36% and .61% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$988.60	$985.00	$985.20	$989.70	$1,021.09	$1,017.35	$1,018.35	$1,022.09
Expenses Incurred During Period	$3.82	$7.52	$6.53	$2.83	$3.88	$7.64	$6.64	$2.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.32% and .57% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Michigan Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$991.30	$988.70	$993.10	$1,020.89	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.02	$6.74	$3.03	$4.08	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.36% and .61% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

32	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$993.10	$988.70	$989.70	$993.30	$1,020.99	$1,017.25	$1,018.25	$1,021.99
Expenses Incurred During Period	$3.93	$7.64	$6.65	$2.93	$3.98	$7.75	$6.74	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Ohio Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$991.60	$987.10	$988.00	$991.80	$1,021.04	$1,017.30	$1,018.30	$1,022.04
Expenses Incurred During Period	$3.87	$7.58	$6.59	$2.88	$3.93	$7.70	$6.69	$2.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Wisconsin Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$984.60	$982.00	$984.80	$1,020.69	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.21	$6.92	$3.22	$4.28	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.40% and .65% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund, and Nuveen Wisconsin Municipal Bond Fund (each a series of the Nuveen Multistate Trust IV, hereinafter referred to as the “Funds”) at May 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 25, 2013

34	Nuveen Investments

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.6%

$1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/13 at 100.00	BBB	$1,552,253
	Education and Civic Organizations – 3.7%

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,293,708

2,950	Kansas Development Finance Authority, Refunding Revenue Bonds, University of Kansas Center for Research Inc. Project, Series 2012-E1, 4.000%, 2/01/24	2/20 at 100.00	Aa1	3,208,892

	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N:
675	5.000%, 4/01/29	4/20 at 100.00	Aa1	752,747
1,390	5.000%, 4/01/30	4/20 at 100.00	Aa1	1,542,872

510	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31	No Opt. Call	BBB	500,198

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,842,103
8,475	Total Education and Civic Organizations			9,140,520
	Health Care – 23.2%

8,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	AA	10,046,456

2,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	AA	2,644,128

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,842,658

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,223,222

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,346,350

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,161,580

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,061,870

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,010	5.000%, 1/01/20	No Opt. Call	AA	1,208,748
1,000	5.000%, 1/01/23	1/20 at 100.00	AA	1,147,270
1,515	5.000%, 1/01/40 (UB) (4)	1/20 at 100.00	AA–	1,622,247

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond, Trust 4153, 18.087%, 1/01/18 (IF) (4)	No Opt. Call	AA	2,245,355

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,354,553

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,612,850
500	5.125%, 7/01/36	7/16 at 100.00	A1	517,100

3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A	3,304,950

Nuveen Investments	35

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	$3,042,390

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,072,760

500	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2012A, 4.000%, 9/01/30	9/21 at 100.00	A+	512,885

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,664,400

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	770,805

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	AA–	4,465,280
52,670	Total Health Care			57,867,857
	Housing/Multifamily – 0.4%

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,059,440
	Housing/Single Family – 0.5%

1,295	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	1,309,828

50	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	52,987
1,345	Total Housing/Single Family			1,362,815
	Long-Term Care – 4.5%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,281,125

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,339,317
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,126,620

2,030	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	2,015,546

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	8/13 at 100.00	N/R	2,000,500

1,540	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,581,395
11,065	Total Long-Term Care			11,344,503
	Tax Obligation/General – 15.9%

4,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	4,281,880

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA–	2,907,825

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	A	65,821

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,507,840

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,767,140

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A:
$2,000	5.000%, 10/01/23	10/22 at 100.00	A+	$2,374,480
3,200	5.000%, 10/01/28	10/23 at 100.00	A+	3,683,488

4,000	Leavenworth County Unified School District 469, Lansing, Kansas, General Obligation Bonds, Series 2012, 4.000%, 9/01/38	No Opt. Call	Aa3	4,029,080

2,425	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Notes, Series 2006C, 5.250%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,493,894

1,100	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	BBB–	1,193,709

	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A:
600	5.500%, 7/01/39	7/22 at 100.00	BBB–	606,594
1,805	5.000%, 7/01/41	7/22 at 100.00	BBB–	1,714,894

3,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30	10/22 at 100.00	AA–	3,439,110

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA–	3,487,020

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA–	595,040

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,452,773
35,530	Total Tax Obligation/General			39,600,588
	Tax Obligation/Limited – 26.3%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	1,116,340

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	950,863

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,095,410

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,820	4.000%, 9/01/25	9/20 at 100.00	AAA	1,997,195
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,201,760
1,625	4.000%, 9/01/27	9/20 at 100.00	AAA	1,755,228
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,323,273
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,380,033

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,310,880

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
2,750	5.000%, 7/01/30	7/17 at 100.00	A1	3,027,090
1,855	5.000%, 7/01/32	7/17 at 100.00	A1	2,040,055

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/14 at 101.50	AA	373,698

1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,851,913

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	1,180,812

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,430,343

Nuveen Investments	37

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K:
$4,900	5.000%, 12/01/20	12/19 at 100.00	AA	$5,807,088
2,605	4.000%, 12/01/22	12/19 at 100.00	AA	2,833,849

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	8/13 at 100.00	AA	40,153

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA	1,210,094

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	5,113,500

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
630	5.200%, 4/01/20	No Opt. Call	BBB	713,122
2,350	5.900%, 4/01/32	4/20 at 100.00	BBB	2,613,764

2,675	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	2,644,612

3,800	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2006, 5.000%, 7/01/46	7/16 at 100.00	BBB+	3,569,416

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	1,024,460

1,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	1,601,419

7,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/56	No Opt. Call	AA–	565,050

5,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	5,469,550

1,150	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,244,703

750	Washington County Public Building Commission, Kansas, Revenue Bonds, Law Enfrocement Center Refinancing and Hospital Project, Series 2013, 5.000%, 9/01/42 – AGM Insured	9/22 at 100.00	AA–	796,440

6,545	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	4,391,171
70,350	Total Tax Obligation/Limited			65,673,284
	Transportation – 1.2%

1,750	Kansas Turnpike Authority, Revenue Bonds, Series 2012A, 4.000%, 9/01/26 – AGM Insured	9/20 at 100.00	AA–	1,891,838

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,014,165
2,695	Total Transportation			2,906,003
	U.S. Guaranteed – 6.2% (5)

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (5)	2,359,300

1,165	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax) (ETM)	6/16 at 103.00	Aaa	1,236,915

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	11/13 at 100.00	N/R (5)	1,070,226

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
$1,000	5.000%, 9/01/24 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA– (5)	$1,058,480
9,265	5.000%, 9/01/32 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA– (5)	9,806,817
14,440	Total U.S. Guaranteed			15,531,738
	Utilities – 12.5%

3,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company, Series 2005, 4.650%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB	3,074,580

2,500	Burlington, Kansas, Environmental Improvement Revenue Refunding Bonds, Kansas City Power and Light Company Project, Series 1993, 2.950%, 12/01/23	4/23 at 101.00	A–	2,472,800

2,235	Burlington, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Refunding Series 2004A, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A	2,274,224

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	Baa1	1,556,109
1,265	5.000%, 12/01/23	12/22 at 100.00	Baa1	1,401,051
2,575	5.000%, 12/01/31	12/20 at 100.00	Baa1	2,720,771

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	2,895,720

2,300	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	2,435,102

4,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	5,061,420

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	1,213,460
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,397,080

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,741,611

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	11/13 at 100.00	A	1,003,560
29,380	Total Utilities			31,247,488
	Water and Sewer – 5.8%

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	2,064,060

3,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund,State Match Program, Series 2008-CW, 5.000%, 11/01/24	11/13 at 100.00	AAA	3,057,600

1,880	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,930,722

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,319,300

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,784,071

2,000	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/37	No Opt. Call	A+	2,206,100
13,380	Total Water and Sewer			14,361,853
$241,865	Total Long-Term Investments (cost $237,315,111) – 100.8%			251,648,342

Nuveen Investments	39

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Tax Obligation/General – 1.4%

$3,400	Wichita, Kansas, General Obligation Bonds, Variable Rate Demand Obligations, Renewal and Improvement Temporary Notes, Series 2011-248, 0.300%, 8/15/13 (6)	No Opt. Call	SP-1+	$3,400,510
$3,400	Total Short-Term Investments (cost $3,399,100)			3,400,510
	Total Investments (cost $240,714,211) – 102.2%			255,048,852
	Floating Rate Obligations – (3.8)%			(9,420,000)
	Other Assets Less Liabilities – 1.6%			3,947,740
	Net Assets – 100%			$249,576,592

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.4%

$25,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	$2,303,750

4,220	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/13 at 100.00	BBB+	4,267,433
29,220	Total Consumer Staples			6,571,183
	Education and Civic Organizations – 4.9%

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	1,022,520

830	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	A+	976,678

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,103,140

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,904,285
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	3,089,304
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	5,109,741

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,626,720

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,066,460

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	Aa2	1,722,129
1,185	5.000%, 5/01/20	No Opt. Call	Aa2	1,436,730
2,340	5.000%, 5/01/21	No Opt. Call	Aa2	2,859,035
20,045	Total Education and Civic Organizations			22,916,742
	Health Care – 18.0%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA–	3,577,560

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	109,399
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,266,180
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,716,733

540	Kentucky Economic Development Finance Authority , Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a Kings Daughters Medical Center Project, Series 2010A, 5.000%, 2/01/40	2/20 at 100.00	A+	573,080

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,611,718
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	191,836
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB+	6,020,041

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/19 at 100.00	AA–	1,271,853
7,090	5.625%, 8/15/27	8/19 at 100.00	AA–	8,058,281

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
6,500	5.000%, 8/15/42	8/21 at 100.00	AA–	6,943,430
1,000	5.250%, 8/15/46	8/21 at 100.00	AA–	1,089,200

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A:
85	5.375%, 5/01/34	5/19 at 100.00	AA–	96,756
5,010	5.500%, 5/01/39	5/19 at 100.00	AA–	5,597,573

Nuveen Investments	41

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	AA–	$3,845,058

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	7,064,680

7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,773,725

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,230,340

8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	No Opt. Call	A–	8,848,240

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	A	1,035,060

3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A	3,524,300

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A	2,140,063
2,000	5.000%, 10/01/37	10/22 at 100.00	A	2,143,940
75,580	Total Health Care			83,729,046
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	AA+	1,244,859
	Housing/Single Family – 2.7%

	Kentucky Housing Corporation Housing Revenue Bonds Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	156,947
485	3.000%, 7/01/21	No Opt. Call	AAA	507,902
705	3.100%, 7/01/22	7/21 at 100.00	AAA	739,848
360	3.300%, 1/01/23	7/21 at 100.00	AAA	376,920
595	3.300%, 7/01/23	7/21 at 100.00	AAA	622,525
610	3.625%, 1/01/25	7/21 at 100.00	AAA	646,393

60	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	60,041

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	705,328

2,745	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007N, 5.000%, 7/01/32 (Alternative Minimum Tax)	No Opt. Call	AAA	2,897,649

30	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E, 5.375%, 7/01/33	1/18 at 100.00	AAA	32,257

4,545	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	4,876,467

930	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	983,726
11,890	Total Housing/Single Family			12,606,003
	Long-Term Care – 0.5%

2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,255,695
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/13 at 100.00	BBB	2,821,692

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 1.8%

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
$1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	$1,179,840
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,981,934
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,728,346

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AAA	1,272,101
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AAA	1,064,230
7,075	Total Tax Obligation/General			8,226,451
	Tax Obligation/Limited – 24.7%

3,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	3,281,834

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,208,370

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	2,134,560

2,440	Kentucky Asset/Liability Commission, General Fund Revenue, Project Notes – Federal Highway Trust Fund First Series 2005, 5.000%, 9/01/14 – NPFG Insured	No Opt. Call	AA	2,582,276

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	2,108,301
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	3,729,864
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	4,988,316
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA–	10,043,490

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA–	32,877
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA–	45,466
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	2,395,843
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA–	2,424,375

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.205%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA–	6,623,600

	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004:
1,430	5.250%, 11/01/13 – NPFG Insured	No Opt. Call	A	1,457,442
2,365	5.250%, 11/01/14 – NPFG Insured	No Opt. Call	A	2,509,170

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,115	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa3	2,505,662
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	Aa3	149,678

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	2,191,180

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA–	2,853,550
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	2,787,150

4,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 98, Series 2010, 4.000%, 8/01/20	No Opt. Call	Aa3	4,564,080

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,432,000

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA+	2,133,270

Nuveen Investments	43

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
$500	5.000%, 7/01/24	7/22 at 100.00	AA+	$602,810
5,000	5.000%, 7/01/28	7/22 at 100.00	AA+	5,852,650
4,000	5.000%, 7/01/30	7/22 at 100.00	AA+	4,637,040
2,000	5.000%, 7/01/31	7/22 at 100.00	AA+	2,306,480

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,294,046
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,636,750

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	28,660

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	3,250,755

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3	2,244,308

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	3,441,300

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA–	1,781,089

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	573,940

1,090	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/30	7/15 at 100.00	BBB	1,056,472

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/25	No Opt. Call	BBB	1,027,070

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	3,471,764

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	7,351,575

2,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA–	2,814,300

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–	1,045,825
133,160	Total Tax Obligation/Limited			114,599,188
	Transportation – 3.7%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	8/13 at 100.00	A	5,017,600
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A	2,203,143

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	8/13 at 100.00	A	5,108,986

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,356,232
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,216,138
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,110,480

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–	1,003,770
16,600	Total Transportation			17,016,349

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 11.1% (4)

$1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	$1,366,374

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3 (4)	1,523,072
2,580	5.000%, 5/01/21 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3 (4)	2,691,456

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3 (4)	1,278,096
1,255	5.000%, 6/01/22 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3 (4)	1,314,763

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (4)	2,214,468
3,510	5.000%, 6/01/18 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (4)	3,675,075
3,690	5.000%, 6/01/19 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (4)	3,863,541

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 (Pre-refunded 11/01/13) – AMBAC Insured	11/13 at 100.00	A+ (4)	1,019,920

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA– (4)	3,071,621

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A+ (4)	5,079,650

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3 (4)	1,496,838
1,585	5.000%, 6/01/20 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3 (4)	1,659,083

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
5,405	5.250%, 5/15/37 (Pre-refunded 5/15/14) – FGIC Insured	5/14 at 101.00	AA (4)	5,717,895
750	5.000%, 5/15/38 (Pre-refunded 5/15/14) – FGIC Insured	5/14 at 101.00	AA (4)	791,633

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	2,137,311

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,282,816
1,635	5.000%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,705,207
1,715	5.000%, 5/01/21 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,788,642

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA– (4)	337,034
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (4)	3,789,916

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,418,752

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	Aa3 (4)	2,297,571
47,955	Total U.S. Guaranteed			51,520,734
	Utilities – 18.2%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	A3	1,200,145

Nuveen Investments	45

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$6,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	$6,328,980

4,980	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–	5,774,360

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A	4,266,560
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A	5,051,122
7,535	5.250%, 9/01/42 – NPFG Insured (UB)	9/17 at 100.00	AA+	8,492,171

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 18.744%, 9/01/42 – NPFG Insured (IF)	9/17 at 100.00	AA+	3,769,925

1,275	Louisville–Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	1,299,212

4,000	Louisville–Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Sereis 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	4,083,960

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
3,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A3	3,668,677
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,378,521
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	12,033,707

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	A3	3,442,322
95	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	A3	104,268
8,595	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	9,341,820

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A	3,099,058

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	A	4,035,047

1,225	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	Baa3	1,263,232
80,835	Total Utilities			84,633,087
	Water and Sewer – 11.1%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	258,777
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,316,699

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,177,103

355	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	8/13 at 100.00	A+	355,998

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA	2,846,868
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA	5,510,058

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A:
7,500	5.000%, 5/15/28	11/21 at 100.00	AA	8,688,675
3,000	5.000%, 5/15/34	11/21 at 100.00	AA	3,388,920

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,371,120

	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,590	5.000%, 2/01/22	No Opt. Call	Aa3	3,088,446
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	4,031,550

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A–	$5,244,050

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A–	5,324,100

195	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29	9/18 at 100.00	A1	218,665

3,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	2,897,970
46,200	Total Water and Sewer			51,718,999
$474,660	Total Investments (cost $429,279,100) – 99.0%			459,860,028
	Floating Rate Obligations – (1.2)%			(5,650,000)
	Other Assets Less Liabilities – 2.2%			10,398,192
	Net Assets – 100%			$464,608,220

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.0%

$3,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$2,859,120

6,715	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	6,977,351

640	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/13 at 100.00	BBB+	647,194
10,355	Total Consumer Staples			10,483,665
	Education and Civic Organizations – 1.7%

830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB+	949,230

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,032,630

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	591,415

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,099,890
3,330	Total Education and Civic Organizations			3,673,165
	Health Care – 12.1%

1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	1,088,990

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	476,537

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,365,644
365	5.000%, 1/15/42	1/22 at 100.00	AA	393,174

3,000	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	A–	3,131,460

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A	1,880,604
1,250	5.000%, 11/01/42	11/22 at 100.00	A	1,335,600

2,305	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	2,508,693

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	3,704,382

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	1,098,070

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	2,100,260

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,158,540

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,794,108

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,517,940
23,265	Total Health Care			25,554,002

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.5%

$1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	$1,232,796

2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	2,349,783

1,350	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 3.950%, 10/01/37	4/22 at 100.00	AA	1,332,882

495	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	482,620
5,220	Total Housing/Multifamily			5,398,081
	Tax Obligation/General – 32.3%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	796,370

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	753,865

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	887,360

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA–	1,647,595

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,081,490
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,254,907
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,081,490

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.943%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,272,415

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,000,757

1,450	City of Jackson, County of Jackson, State of Michigan, Downtown Development Bonds, Series 2001, General Obligation Limited Tax, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	1,054,194

5,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	5,956,939

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A+	487,493

2,615	Hazel Park School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.750%, 5/01/30 – AGM Insured	5/21 at 100.00	AA–	2,857,201

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	54,181

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,203,492

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,802,501

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,342,101

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	904,495

410	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	476,855

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,191,034

Nuveen Investments	49

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	$1,211,240

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	416,840

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	556,200
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,309,884

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,481,641

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	940,060
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	931,801

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,247,862

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,412,159

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.041%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,213,987

150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	167,898

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	527,470

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,487,724

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	548,875

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,660,861

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,452,074

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	Aa2	1,669,065

985	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,113,740

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	1,223,347

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AA–	2,076,798

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3	3,056,534

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation Qualified School Bond Loan Fund (Q-SBLF) Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	6,276,550

3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3	3,434,029
63,268	Total Tax Obligation/General			68,523,374

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 12.5%

$1,045	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	$1,135,602

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	A	3,384,660
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	A	2,663,876

745	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	A–	771,306

2,020	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,276,601

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	4,695,503

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	1,573,680
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	738,795
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	4,241,675

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	2,033,860

700	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+	790,202

1,000	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/34 – NPFG Insured	5/15 at 100.00	A	982,770

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	1,099,100
28,650	Total Tax Obligation/Limited			26,387,630
	Transportation – 1.6%

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	54,608

2,000	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	2,180,720

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,171,500
3,050	Total Transportation			3,406,828
	U.S. Guaranteed – 12.3% (4)

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	2,514,970

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (4)	1,299,133

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa2 (4)	2,039,740

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,043,700

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (4)	1,003,970

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,695,200

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	3,075,840

Nuveen Investments	51

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$3,810	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 10/01/14)	10/14 at 100.00	N/R (4)	$4,049,154

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,088,190

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	1,522,164
50	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	54,363

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	1,249,557
1,740	5.000%, 10/01/29 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	1,767,666

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A (4)	3,547,760
26,605	Total U.S. Guaranteed			25,951,407
	Utilities – 5.3%

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–	189,366
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,313,713

500	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	559,675

800	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700A, 18.141%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,167,520

250	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700B, 18.296%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	364,850

3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,170,250

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	2,229,960

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A1	1,317,860
9,855	Total Utilities			11,313,194
	Water and Sewer – 13.2%

1,500	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	1,585,725

345	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding, Series 2006D, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	A	351,245

2,140	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	2,148,924

25	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA–	25,014

	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A:
2,495	5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+	2,499,192
115	5.000%, 7/01/34 – NPFG Insured	7/13 at 100.00	A+	115,003

	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
125	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	126,901
75	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	A	76,098

	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A:
4,455	0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+	3,636,617
700	0.000%, 7/01/21 – FGIC Insured	No Opt. Call	A+	514,934

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,915	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	$3,055,620

350	Grand Rapids, Michigan, Kent County, Michigan, Sanitary Sewer System Improvement Revenue Bonds, Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA+	399,924

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	4,266,920

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	163,992
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,879,015

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,208,440

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	420,016

245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	259,470

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,160,840

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	548,835

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA–	553,040
27,495	Total Water and Sewer			27,995,765
$201,093	Total Investments (cost $192,912,129) – 98.5%			208,687,111
	Other Assets Less Liabilities – 1.5%			3,173,995
	Net Assets – 100%			$211,861,106

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 2.8%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/13 at 100.00	AA–	$3,004,770

8,800	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	10,525,240
11,800	Total Consumer Staples			13,530,010
	Education and Civic Organizations – 9.2%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,018,210

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33	11/17 at 100.00	AA+	1,117,580

1,400	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Series 2013C, 4.000%, 3/01/32 (WI/DD, Settling 6/04/13)	3/22 at 100.00	AA+	1,467,928

1,330	Joplin, Missouri, General Obligation Bonds, School Building, Direct Deposit Program Series 2013, 5.000%, 3/01/33	3/23 at 100.00	AA+	1,505,866

1,025	Kansas City, Missouri, Metropolitan Junior College District Certificates of Participation, Series 2008, 4.500%, 7/01/21	7/17 at 100.00	Aa2	1,149,138

1,000	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	1,044,810

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,330,269

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,744,145

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
460	3.000%, 10/01/18	No Opt. Call	BBB–	469,734
575	3.500%, 10/01/22	No Opt. Call	BBB–	574,983
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB–	3,650,822

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,255,065

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	1,724,685

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB–	2,902,825
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB–	1,491,633

3,475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	4,003,652

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,149,250

2,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,982,642

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011:
1,000	4.000%, 4/01/17	No Opt. Call	A2	1,113,950
2,400	5.000%, 4/01/36	4/21 at 100.00	A2	2,621,472

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,932,605

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	934,310

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$470	Southeast Missouri State University, System Facilities Revenue Bonds, Series 2013A, 5.000%, 4/01/16	No Opt. Call	A	$524,031
39,775	Total Education and Civic Organizations			43,709,605
	Health Care – 22.7%

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
500	4.000%, 8/01/20	No Opt. Call	A	550,870
1,000	3.125%, 8/01/21	No Opt. Call	A	1,029,590
200	3.200%, 8/01/22	No Opt. Call	A	202,766

2,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,220,640

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	275,833
200	5.125%, 6/01/24	6/19 at 100.00	AA–	218,404
500	5.500%, 6/01/29	6/19 at 100.00	AA–	547,325
4,170	5.750%, 6/01/39	6/19 at 100.00	AA–	4,625,030

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
1,000	3.375%, 6/01/28	6/22 at 100.00	AA–	953,950
4,000	5.000%, 6/01/33	6/22 at 100.00	AA–	4,390,160

245	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2002, 5.625%, 6/01/22	8/13 at 100.00	BBB+	245,390

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB+	1,526,133
2,500	5.000%, 6/01/36	6/17 at 100.00	BBB+	2,535,700

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,586,250
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	6,151,718

1,000	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,020,660

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,255,750
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	4,881,164

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,209,510
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,080,650

850	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.375%, 9/01/19	9/13 at 102.00	BBB+	871,497

1,935	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	1,998,313

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004:
2,000	5.500%, 2/15/24	2/15 at 102.00	BBB+	2,095,700
1,250	5.500%, 2/15/29	2/15 at 102.00	BBB+	1,302,950

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	876,904

2,800	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	3,070,788

Nuveen Investments	55

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011:
$365	3.000%, 11/01/17	No Opt. Call	A3	$376,804
575	3.250%, 11/01/18	No Opt. Call	A3	598,679
2,160	5.000%, 11/01/27	11/20 at 100.00	A3	2,343,276

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,282,747

3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	2,936,340

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,230,860

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA–	2,232,380

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
555	5.250%, 11/15/25	11/20 at 100.00	A+	628,649
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,781,960
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,076,920

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,083,070

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, 5.000%, 2/15/34	No Opt. Call	BBB+	1,078,570

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,805	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	1,636,557
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	2,311,626
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	2,937,244

2,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	2,248,806

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,658,715
3,000	5.000%, 6/01/34	6/20 at 100.00	AA–	3,284,070

7,150	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,808,086

3,465	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	3,669,816

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,085,670

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,036,010

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	5,331,994

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
125	4.250%, 11/15/14	No Opt. Call	N/R	127,333
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,353,185
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,373,844
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,605,538
104,025	Total Health Care			107,842,394

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 1.0%

$1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	$1,396,296

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
143	6.200%, 5/20/19	5/17 at 100.00	Aa1	150,256
975	6.300%, 5/20/37	5/17 at 100.00	Aa1	1,015,141

1,705	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	10/13 at 100.00	N/R	1,704,830

575	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 3.125%, 6/01/29	No Opt. Call	A3	521,686
4,688	Total Housing/Multifamily			4,788,209
	Housing/Single Family – 0.5%

290	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	Aaa	298,091

315	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	322,075

140	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	143,273

610	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	632,710

895	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	932,160

155	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	162,640
2,405	Total Housing/Single Family			2,490,949
	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,500	4.250%, 3/01/22 (Alternative Minimum Tax)	3/15 at 100.00	Baa3	1,329,300
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/15 at 100.00	Baa3	431,945
2,000	Total Industrials			1,761,245
	Long-Term Care – 7.4%

750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Reveue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	737,970

	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004:
2,000	5.250%, 2/01/24	2/14 at 100.00	BBB+	2,015,920
2,250	5.500%, 2/01/35	2/14 at 100.00	BBB+	2,267,190

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
820	5.500%, 5/15/17	No Opt. Call	BBB–	905,419
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,116,700

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/13 at 100.00	N/R	4,250,043

Nuveen Investments	57

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
$1,035	5.000%, 8/15/14	No Opt. Call	BBB–	$1,068,348
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	1,543,560
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,554,770

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,730,593

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,144,156
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,072,383

2,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	2,151,282

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
325	4.875%, 2/01/18	2/17 at 100.00	BBB+	354,185
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	2,031,400

545	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	526,677

1,690	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	1,786,668

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	737,464
4,000	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,113,120
33,890	Total Long-Term Care			35,107,848
	Tax Obligation/General – 10.2%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,049,110

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	A+	1,260,213
1,245	5.000%, 3/01/30	3/21 at 100.00	A+	1,393,603
1,010	4.750%, 3/01/31	3/21 at 100.00	A+	1,119,211

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	931,728

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,670	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,737,952
1,095	3.750%, 3/01/31	3/22 at 100.00	A+	1,101,866
2,400	4.375%, 3/01/32	3/22 at 100.00	A+	2,544,912

1,000	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2013A, 4.000%, 3/01/23	3/22 at 100.00	Aa1	1,127,430

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Refunding & Improvement, Missouri Direct Deposit Program, Series 2012, 4.000%, 3/01/31	3/22 at 100.00	AA+	2,120,400

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,496,378

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,207,520

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,108,950

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,085	Jackson County, Missouri, Special Obligation Bonds, Refunding & Improvement Series 2013, 4.000%, 12/01/25	12/23 at 100.00	AA+	$1,148,798

1,300	Joplin, Missouri, General Obligation Bonds, School Building, Direct Deposit Program Series 2012, 4.000%, 3/01/29	3/22 at 100.00	AA+	1,368,120

	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A:
1,550	4.500%, 2/01/24	2/22 at 100.00	AA	1,796,807
1,025	4.000%, 2/01/25	2/22 at 100.00	AA	1,131,631
200	4.500%, 2/01/28	2/22 at 100.00	AA	225,422

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA–	2,219,160

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA–	1,157,333
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA–	1,197,961
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA–	696,863

1,250	Nixa Reorganized School District R 02, Christian County, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,402,450

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,423,917

595	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	640,851

685	Platte County Reorganized School District R3, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	707,790

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	215,966

2,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.500%, 7/01/39	7/22 at 100.00	BBB–	2,021,980

1,000	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	BBB–	998,550

1,000	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2009, 5.000%, 3/01/27	3/19 at 100.00	AA+	1,133,370

250	Saint Joseph School District, Missouri, General Obligation Bonds, School Building, Series 2013, 3.125%, 3/01/29	3/23 at 100.00	AA+	240,035

1,580	Saint Louis County, Missouri, General Obligation Bonds, Courthouse Projects, Series 2012, 3.000%, 2/01/27	No Opt. Call	AAA	1,580,300

	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B:
2,500	4.000%, 4/01/25	4/21 at 100.00	AA+	2,663,425
1,000	4.000%, 4/01/27	4/21 at 100.00	AA+	1,042,500

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,407,583

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Improvement and Refunding Bonds, Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	2,790,900
47,220	Total Tax Obligation/General			48,410,985
	Tax Obligation/Limited – 20.8%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	Baa1	639,024
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	Baa1	261,948

375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A	401,014

Nuveen Investments	59

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
$1,290	5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	$1,437,847
1,000	5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	1,108,840

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,119,452

	Columbia, Missouri, Special Obligation Bonds, Electric Utility Project – Annual Appropriation Obligation, Series 2012D:
950	3.000%, 10/01/25	10/20 at 100.00	AA	952,157
1,360	3.250%, 10/01/28	10/20 at 100.00	AA	1,338,131

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,000	5.000%, 4/01/14	No Opt. Call	BBB+	1,031,210
280	4.500%, 4/01/21	4/14 at 100.00	BBB+	283,758

500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	498,230

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,376,443

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	575,951

2,270	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	2,446,288

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	11/13 at 100.00	A+	342,870
715	4.500%, 11/01/22	11/13 at 100.00	A+	717,924

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	553,913
445	4.500%, 3/01/18	3/16 at 100.00	A+	475,580

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	2,061,892

	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BBB+	855,514
885	5.000%, 3/01/38	3/23 at 100.00	BBB+	920,621

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 – AMBAC Insured	12/16 at 100.00	Aa3	3,288,390

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	992,423

	Kansas City Industrial Development Authority, Missouri, Infrastructure Revenue Bonds, NNSA National Security Campus Project, MoDot Funded Transportation Improvements, Series 2010:
1,250	4.000%, 9/01/13	No Opt. Call	N/R	1,256,163
670	4.000%, 9/01/14	No Opt. Call	N/R	684,586

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,152,220

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,614,436

925	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	970,834

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$40	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 5.000%, 6/01/21	6/16 at 100.00	N/R	$41,533

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,155,759

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	1,400,000

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	3/14 at 100.00	A	3,926,764

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	5,019,827

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,055,940

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A–	2,374,088

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,057,520

1,010	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Eastland Center Project, Refunding Series 2007A, 4.250%, 4/01/15	No Opt. Call	A–	1,057,117

105	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/27	10/13 at 100.00	AA+	106,530

245	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/13 at 100.00	A	245,985

1,000	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2010, 3.000%, 3/01/18	3/17 at 100.00	A–	1,049,200

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,031,280

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/14 at 100.00	N/R	3,773,228

1,000	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/24 – RAAI Insured	8/13 at 100.00	N/R	1,001,680

520	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	516,324

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/17	7/15 at 100.00	BBB	1,024,600

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	BBB–	3,152,580

3,540	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	3,908,054

250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	264,318

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C:
1,660	6.000%, 8/01/39	8/20 at 100.00	A+	1,845,870
1,265	5.250%, 8/01/41	8/20 at 100.00	A+	1,319,737

1,070	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	1,120,921

Nuveen Investments	61

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	$3,379,918
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	1,804,513

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,063,050

1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,753,227

2,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	2,283,187

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20	4/17 at 100.00	A	539,485
390	4.750%, 4/01/21	4/17 at 100.00	A	418,548

3,225	Saint Louis Industrial Development Authority, Missouri, Compound Interest Leasehold Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A	3,012,053

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA–	590,850
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA–	553,310
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA–	525,130
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA–	496,140

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	8/13 at 100.00	Aa3	1,951,146

4,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2	4,647,510

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R	662,508
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R	1,604,448

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	1,805,004

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA–	1,727,066

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB+	1,093,910
118,450	Total Tax Obligation/Limited			98,717,517
	Transportation – 3.9%

2,025	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/13 at 100.00	A	2,032,553

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012A, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,665,060

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,353,340

3,210	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	3,771,686

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
$1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA–	$1,146,904
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–	2,216,240

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
2,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AA–	2,458,869
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AA–	1,003,040
17,220	Total Transportation			18,647,692
	U.S. Guaranteed – 7.9% (4)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	4,476,690

	Columbia, Misouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	472,392
545	5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	643,634
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	593,150

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	211,226
2,120	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	2,242,070

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	A (4)	1,106,042

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA– (4)	1,022,919

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	A+ (4)	3,071,250

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA– (4)	4,376,200

2,300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Jefferson Memorial Hospital Obligated Group, Refunding and Improvement Series 2004, 5.000%, 8/15/19 (Pre-refunded 8/15/14) – RAAI Insured	8/14 at 100.00	N/R (4)	2,427,972

2,770	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34 (Pre-refunded 2/15/14)	2/14 at 100.00	BBB+ (4)	2,875,122

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A (4)	948,210
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	A (4)	1,483,830
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A (4)	1,880,644

895	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/27 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa1 (4)	911,083

3,905	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa2 (4)	4,218,767

690	Richmond Heights, Missouri, General Obligation Bonds, Manhasset Village Nieghboorhood, Series 2006, 4.500%, 4/01/26 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	711,832

2,055	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	6/13 at 100.00	N/R (4)	2,618,625

500	St. Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Series 2003, 6.625%, 11/15/35 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	514,515

520	Union, Missouri, Certificates of Participation, Series 2006A, 5.200%, 7/01/23 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	547,217
36,145	Total U.S. Guaranteed			37,353,390

Nuveen Investments	63

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 5.5%

$235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	$255,816

425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA–	473,250

1,000	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 5.000%, 1/01/28 – AMBAC Insured	1/16 at 100.00	A2	1,079,220

	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006:
1,500	5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A	1,623,180
405	5.000%, 1/01/17 – NPFG Insured	1/16 at 100.00	A	434,322
285	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	A	301,647
4,720	5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A	4,855,039

2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A2	2,275,837

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,380,730
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,135,720

1,010	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A	1,063,116

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A	2,083,400

3,035	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	3,023,983

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	BBB+	1,016,210

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	A	3,184,318
24,870	Total Utilities			26,185,788
	Water and Sewer – 7.6%

	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A:
250	3.250%, 1/01/25	1/20 at 100.00	A+	250,658
725	3.375%, 1/01/26	1/20 at 100.00	A+	730,532

1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A	1,659,585

	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Series 2013B:
60	2.000%, 12/01/13	No Opt. Call	A+	60,441
245	3.000%, 12/01/15	No Opt. Call	A+	258,022

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,454,008

	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010:
745	4.125%, 12/01/24	12/17 at 100.00	A+	810,404
500	4.250%, 12/01/25	12/17 at 100.00	A+	543,875

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,257,660

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	573,820

4,600	Kansas City, Missouri, Water Revenue Bonds, Series 2012A, 4.500%, 12/01/36	12/21 at 100.00	AA+	5,025,868

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$3,000	Kansas City, Missouri, Water Revenue Bonds, Series 2013A, 4.000%, 12/01/37	12/21 at 100.00	AA+	$3,081,660

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,608,030

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA	572,295

4,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012B, 5.000%, 5/01/29	5/22 at 100.00	AAA	4,709,040

2,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A–	2,715,622

500	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	11/14 at 100.00	A–	528,120

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint JosephSewerage System Improvement Projects, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A	1,056,650

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	3,040,370

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	8/13 at 100.00	Aaa	471,819

410	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	451,265

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,176,048

65	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program – Multi-Participants, Series 1998B, 5.250%, 1/01/15	8/13 at 100.00	Aaa	65,265

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,123,445

425	Pike Creek Reorganized Common Sewer District, Missouri, Sewerage System Revenue Bonds, Refunding Series 2013, 3.250%, 12/01/28	12/20 at 100.00	A	409,163

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	609,397
33,590	Total Water and Sewer			36,243,062
$476,078	Total Investments (cost $442,536,020) – 99.9%			474,788,694
	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 0.6%			2,486,357
	Net Assets – 100%			$475,050,051

Nuveen Investments	65

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

floating rate transactions.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

66	Nuveen Investments

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.9%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A1	$277,748

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,850	5.125%, 6/01/24	6/17 at 100.00	B–	6,430,095
20,840	5.875%, 6/01/47	6/17 at 100.00	B	18,906,251

4,550	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/13 at 100.00	BBB+	4,601,142
32,490	Total Consumer Staples			30,215,236
	Education and Civic Organizations – 5.9%

4,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2012, 5.000%, 6/01/37	12/21 at 100.00	A+	4,362,560

2,000	Kent State University, Ohio, University General Receipts Bonds, Series 2012A, 5.000%, 5/01/42 – AGC Insured	5/22 at 100.00	Aa3	2,193,500

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,151,457

	Miami University of Ohio, General Receipts Bonds, Series 2012:
1,000	4.000%, 9/01/31	9/22 at 100.00	AA	1,033,980
770	4.000%, 9/01/32	9/22 at 100.00	AA	793,100

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,650,848

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,775,533

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,094,503

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	424,604

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,076,130

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,044,360

	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005:
760	5.000%, 5/01/20	5/15 at 100.00	Baa2	785,840
1,000	5.000%, 5/01/26	5/15 at 100.00	Baa2	1,015,840

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,505	5.000%, 12/01/24	12/15 at 100.00	Ba2	1,506,746
1,000	5.000%, 12/01/29	12/15 at 100.00	Ba2	979,110

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,314,944
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,135,740

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	743,820

1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144-B, 23.203%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,726,800

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	12/13 at 100.00	Ba2	1,200,684
2,100	5.000%, 12/01/26	12/13 at 100.00	Ba2	2,081,709

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	540,125

Nuveen Investments	67

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	$2,011,389

750	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	A–	766,290

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	554,785

1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39 (WI/DD, Settling 6/05/13)	12/22 at 100.00	A+	1,097,030

1,030	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	1,079,152

165	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	AA–	171,983
33,785	Total Education and Civic Organizations			36,312,562
	Health Care – 14.1%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
1,220	5.250%, 11/15/31 – RAAI Insured	11/14 at 100.00	Baa1	1,247,145
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	153,885

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – AGM Insured	11/13 at 100.00	A1	1,075,299

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,365,889
250	5.000%, 6/01/38	6/20 at 100.00	AA–	269,963

500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010B, 4.125%, 9/01/20	No Opt. Call	AA–	569,605

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	BBB+	889,440
3,440	5.500%, 11/01/40	11/20 at 100.00	BBB+	3,750,942

850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	No Opt. Call	A	945,379

345	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2003, 5.000%, 6/15/22 – RAAI Insured	7/13 at 100.00	Baa2	345,718

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,261,210
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,311,460

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005:
365	4.750%, 11/01/23	11/18 at 100.00	Aa2	406,355
3,180	5.000%, 11/01/40	11/18 at 100.00	Aa2	3,380,976

640	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	698,227

4,830	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.294%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	5,708,867

500	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2010C, 4.500%, 12/01/37	12/20 at 100.00	AA	521,495

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	549,679

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	$825,765

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA	430,628
305	5.125%, 11/15/40	11/18 at 100.00	AA	328,708

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,850,546

2,530	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	2,675,146

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,011,952

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,248,520

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	AA–	804,450

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	5/14 at 100.00	AA–	2,335,331

100	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA–	118,269

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	1,968,980

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	2,655,088

2,020	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	2,317,485

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
700	20.128%, 1/01/17 (IF)	No Opt. Call	Aa2	917,924
5,625	20.403%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,938,574

2,280	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 17.370%, 1/01/17 (IF)	No Opt. Call	Aa2	3,623,102

2,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2012C, 4.125%, 1/15/42	1/17 at 100.00	A	1,981,660

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	76,464
3,235	5.250%, 11/15/36	11/16 at 100.00	A–	3,373,264

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A–	557,175
1,305	5.750%, 12/01/35	12/18 at 100.00	A–	1,471,962

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	859,632

2,000	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 6.000%, 12/01/42	12/22 at 100.00	N/R	2,207,060

4,300	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012, 5.000%, 12/01/42	No Opt. Call	Baa2	4,466,410
75,200	Total Health Care			86,495,629

Nuveen Investments	69

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 1.4%

$500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	$557,160

920	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/13 at 100.00	N/R	767,749

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,952,649

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	2,312,134

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	3,169,020
8,400	Total Housing/Multifamily			8,758,712
	Housing/Single Family – 0.2%

55	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 2006E, 4.850%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aaa	56,885

95	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	97,400

220	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2008F, 5.450%, 9/01/33	3/18 at 100.00	Aaa	227,834

635	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	690,264
1,005	Total Housing/Single Family			1,072,383
	Industrials – 1.9%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB+	503,875

245	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	248,148

1,150	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	11/13 at 100.00	BBB+	1,155,520

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB+	75,248

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	3,982,300

	Ohio State, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
150	5.000%, 6/01/15 (Alternative Minimum Tax)	6/14 at 100.00	AA+	154,515
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/14 at 100.00	AA+	696,566

1,020	Ohio State, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	12/13 at 100.00	AA+	1,054,639

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,683,420
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,862,880
10,415	Total Industrials			11,417,111

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 1.1%

$800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB	$812,056

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	1,658,901

190	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	8/13 at 100.00	BBB	190,219

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	416,540

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,410,546
5,975	Total Long-Term Care			6,488,262
	Tax Obligation/General – 13.7%

3,360	Adams County-Ohio Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	A	3,655,747

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	598,848

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	28,218

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,112,270

915	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	A	988,154

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	511,967

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A	2,698,344

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	360,549

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	652,443
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	476,782

150	Cincinnati, Ohio, Various Purpose General Obligation Bonds, Series 2009A, 4.500%, 12/01/29	6/19 at 100.00	AA+	164,037

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,101,150

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	579,160

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	1,519,339

225	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AAA	228,699

750	Cuyahoga Falls, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2009, 4.250%, 12/01/34	12/17 at 100.00	Aa2	790,320

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,057,471

Nuveen Investments	71

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Franklin County, Ohio, General Obligation Bonds, Series 2007:
$690	4.500%, 12/01/27	12/17 at 100.00	AAA	$756,371
3,160	5.000%, 12/01/28	12/17 at 100.00	AAA	3,583,756

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 – NPFG Insured	12/17 at 100.00	Aa1	449,304

	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	262,440
850	0.000%, 12/01/30	No Opt. Call	Aa2	425,391

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 – AMBAC Insured	12/17 at 100.00	Aa2	1,139,430

	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008:
100	0.000%, 12/01/22	No Opt. Call	Aa2	77,037
1,000	5.375%, 12/01/33	12/18 at 100.00	Aa2	1,154,050

1,095	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 12/01/23	12/22 at 100.00	Aa1	1,310,025

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	1,933,295
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,218,250

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	644,867

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	900,949

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa2	1,943,604

450	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	531,603

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,912,628

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/18 at 100.00	A3	1,161,050

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,545,505

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	2,041,576

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	767,060

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	724,090

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,095,610

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Baa1	1,531,801

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	303,595

2,500	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2013, 4.000%, 12/01/43	12/22 at 100.00	AA+	2,489,075

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aa1	1,816,584

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	$605,870

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA–	4,096,684
500	5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	546,385
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,092,770

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	729,316

3,280	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2012A, 5.000%, 9/15/23	No Opt. Call	AA+	4,066,314

5,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/19	No Opt. Call	AAA	6,025,600

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,235,780

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,075,680

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,651,065

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 – AGM Insured	6/18 at 100.00	Aa2	649,968

755	Sidney City School District, Shelby County, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/27 – FGIC Insured	12/17 at 100.00	Aa3	783,403

1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,921,305

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/13 at 100.00	Aaa	30,139

3,435	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	4,320,509

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	1,454,570

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvment Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	847,198

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa2	1,086,460

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA–	537,765

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA–	2,268,540
77,915	Total Tax Obligation/General			84,267,765
	Tax Obligation/Limited – 19.8%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	982,072
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,181,485
650	5.000%, 12/01/35	12/16 at 102.00	N/R	651,703

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,190,526

Nuveen Investments	73

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges and Roadways Improvements, Subordinate Lien Series 2013A-2:
$990	5.000%, 10/01/27	10/23 at 100.00	AA	$1,150,192
1,150	5.000%, 10/01/30	10/23 at 100.00	AA	1,317,233
1,205	5.000%, 10/01/31	10/23 at 100.00	AA	1,371,194

2,600	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	A–	2,696,486

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,574,384
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	1,845,131

5,000	Columbus Metropolitan Library, Franklin County, Ohio, Special Obligation Library Fund Facilities Notes, Series 2012-1, 4.000%, 12/01/37	No Opt. Call	Aa2	5,017,700

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	494,055
685	5.000%, 12/01/32	12/19 at 100.00	BBB	686,315
555	5.000%, 12/01/36	12/19 at 100.00	BBB	544,844

	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA	3,150,050
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,652,708

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,872,533

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	6,165,102

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,536,064
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,278,400

2,875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	3,124,263

	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
3,285	5.000%, 1/01/29	1/22 at 100.00	A	3,630,845
1,220	5.000%, 1/01/42	1/22 at 100.00	A	1,314,745

1,670	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	1,778,817

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,392,621
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,639,670

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	6,273,338

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A+	290,455
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	1,723,491
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	932,190

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A+	1,394,229
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	5,903,255

2,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	2,749,615

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$16,260	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	$17,766,651

	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
425	17.370%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	581,893
2,185	17.437%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	2,994,848

475	Mahoning Career and Technology Center, Ohio, Certificate of Participation, Series 2009B, 4.750%, 12/01/36	12/17 at 100.00	AA–	504,502

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	257,807
855	0.000%, 9/01/28	No Opt. Call	Aa2	481,921
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,849,647

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,217,024

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,100	5.000%, 10/01/23	10/22 at 100.00	A1	1,289,376
110	5.000%, 10/01/24	10/22 at 100.00	A1	126,893

	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33 (WI/DD, Settling 6/13/13)	12/22 at 100.00	AA–	657,672
1,305	5.000%, 12/01/42 (WI/DD, Settling 6/13/13)	12/22 at 100.00	AA–	1,375,405

11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	3,561,551

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
400	0.000%, 8/01/35	No Opt. Call	A+	112,024
500	5.375%, 8/01/39	2/20 at 100.00	A+	525,365
5,000	5.500%, 8/01/42	2/20 at 100.00	A+	5,286,350

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	3,226,140

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	409,272

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,648,108
800	5.000%, 12/01/24	12/22 at 100.00	AA+	933,504
138,540	Total Tax Obligation/Limited			121,311,664
	Transportation – 4.4%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
5,000	5.000%, 1/01/30	1/22 at 100.00	A–	5,499,200
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	3,829,362
2,000	5.000%, 1/01/31	1/22 at 100.00	A–	2,187,340

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	A+	1,101,950

	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C:
1,025	5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	1,033,969
1,000	5.350%, 12/01/32 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	1,006,030

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	12,463,799
23,475	Total Transportation			27,121,650

Nuveen Investments	75

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 15.7% (5)

$3,590	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa3 (5)	$3,917,013

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	2,404,288

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (5)	1,444,073

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (5)	2,863,802

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
1,990	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	1,999,592
1,910	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	1,919,206

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa2 (5)	1,303,938

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (5)	1,322,166

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa2 (5)	1,228,313

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa2 (5)	1,113,160

2,140	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (5)	2,291,041

1,775	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	N/R (5)	1,874,524

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – CIFG Insured	6/17 at 100.00	A+ (5)	2,903,900

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (5)	1,497,496

	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement Series 2005:
1,000	5.000%, 12/01/22 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aaa	1,113,160
1,480	5.000%, 12/01/24 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aaa	1,647,477

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	N/R (5)	1,346,650

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aaa	1,167,140

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	No Opt. Call	N/R (5)	5,633,562

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (5)	2,172,160
1,125	6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (5)	1,221,840

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AA– (5)	2,365,094
2,825	5.000%, 12/01/17 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AA– (5)	2,892,376

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (5)	1,406,577
1,060	5.000%, 12/01/27 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (5)	1,133,818

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (5)	$2,058,935

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (5)	3,397,243

1,650	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (5)	1,819,059

1,855	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	1,942,816

2,325	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	12/16 at 100.00	Aaa	2,519,068

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	631,983

	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,000	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,091,890
645	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	704,269

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA+ (5)	757,506

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16 (Pre-refunded 3/01/15)	3/15 at 100.00	AA+ (5)	1,993,578

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (5)	1,024,090

	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II:
1,000	5.250%, 2/01/19 (Pre-refunded 2/01/15) – AGM Insured	2/15 at 100.00	AA (5)	1,080,330
1,000	5.250%, 2/01/20 (Pre-refunded 2/01/15) – AGM Insured	2/15 at 100.00	AA (5)	1,080,330

1,900	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/23 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	1,984,322

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	419,812
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	3,206,314

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3 (5)	1,609,397

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AA+ (5)	1,395,166

1,000	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Series 2004A, 5.250%, 12/01/17 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (5)	1,049,840

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (5)	3,548,973

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	N/R (5)	1,215,028

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	Aa2 (5)	3,844,181

1,510	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (5)	1,581,015

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (5)	1,387,315
1,005	5.000%, 6/01/26 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (5)	1,052,265

Nuveen Investments	77

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	AA– (5)	$1,096,719

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa	1,399,753
1,515	5.250%, 12/01/21 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa	1,553,572
91,300	Total U.S. Guaranteed			96,627,135
	Utilities – 7.4%

	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
1,000	5.000%, 2/15/31	2/18 at 100.00	A1	1,097,710
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	5,434,650

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	A	1,531,531

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A	1,803,428
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A	2,130,880
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A	2,261,850

1,000	Hamilton, Ohio, Electric System Revenue Bonds, Refunding Series 2002A, 4.300%, 10/15/16 – AGM Insured	10/15 at 101.00	A2	1,092,390

2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	3,143,336

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010A, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–	518,475

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	591,015

4,400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	5,166,832

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	1,031,930
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	5,623,637
1,640	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	1,692,365
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1	3,398,727

4,285	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	4,314,824

400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	BBB+	411,616

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	4,459,420
51,505	Total Utilities			45,704,616
	Water and Sewer – 8.4%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	A3	1,483,116

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,074,876

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA	4,876,032

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	952,590

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series2012A:
$1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	$1,782,300
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	894,993
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,141,800

10,330	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	12,490,209

930	Hamilton County, Ohio, Sewer System Revenue and Improvement Bonds, Metropolitan Sewer District of Greater Cincinnati, Series 2006A, 5.000%, 12/01/26 – NPFG Insured	12/16 at 100.00	AA+	1,050,258

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	500,454

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	Aa3	1,947,560

5,590	Marysville, Ohio, Wastewater Treatement System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	5,725,446

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
1,755	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,990,468
80	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	81,564

700	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2007, 4.500%, 11/15/37 – NPFG Insured	5/17 at 100.00	AA+	725,508

	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2013-3A:
1,875	17.818%, 11/15/38 (IF)	No Opt. Call	AA+	2,871,000
3,125	17.818%, 11/15/43 (IF)	No Opt. Call	AA+	4,661,625

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	110,104

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,622,944
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,696,781

200	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2010A, 5.000%, 6/01/30	12/19 at 100.00	AAA	230,720

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa3	2,384,038
43,440	Total Water and Sewer			51,294,386
$593,445	Total Investments (cost $563,740,877) – 98.9%			607,087,111
	Other Assets Less Liabilities – 1.1%			6,694,704
	Net Assets – 100%			$613,781,815

Nuveen Investments	79

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

80	Nuveen Investments

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.9%

$1,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 5.500%, 2/01/21	No Opt. Call	AA–	$1,125,810
	Consumer Staples – 2.1%

1,025	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/13 at 100.00	BBB	1,036,521

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
1,000	6.625%, 10/01/29	10/19 at 100.00	BBB	1,161,590
240	6.750%, 10/01/37	10/19 at 100.00	BBB	279,725
2,265	Total Consumer Staples			2,477,836
	Education and Civic Organizations – 8.2%

500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	550,885

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,174,670
500	5.000%, 10/01/27	10/19 at 100.00	AAA	575,545
300	5.000%, 10/01/28	10/19 at 100.00	AAA	343,953
2,250	5.000%, 10/01/34	10/19 at 100.00	AAA	2,624,108

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA–	1,322,763

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	554,455

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	A–	1,114,190

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	250,500

1,285	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	1,254,199
8,935	Total Education and Civic Organizations			9,765,268
	Health Care – 18.0%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,257,698
2,550	5.875%, 2/15/39	2/19 at 100.00	A3	2,838,992

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,664,400

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A–	1,923,723

1,205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/28	7/21 at 100.00	A	1,322,403

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	1,256,531

Nuveen Investments	81

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 17.950%, 4/01/17 (IF) (4)	No Opt. Call	AA–	$1,343,600

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Tender Option Bond Trust 3592, 13.969%, 10/01/20 (IF) (4)	No Opt. Call	AA–	198,270

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,095,970

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22	No Opt. Call	BBB+	730,137

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	1,054,690

890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	946,417

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+	1,156,240

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	1,478,615

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	1,093,660

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/19	8/16 at 100.00	A–	2,236,320
19,540	Total Health Care			21,597,666
	Housing/Multifamily – 3.4%

2,880	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	3,051,187

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	996,219
3,850	Total Housing/Multifamily			4,047,406
	Housing/Single Family – 3.4%

1,500	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,573,605

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	1,025,780
1,375	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,410,448
3,875	Total Housing/Single Family			4,009,833
	Long-Term Care – 2.2%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,076,270

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43 (WI/DD, Settling 6/07/13)	8/23 at 100.00	A–	1,568,865
2,500	Total Long-Term Care			2,645,135
	Materials – 1.5%

1,605	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,832,445

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 0.8%

$1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	BBB–	$975,640
	Tax Obligation/Limited – 40.9%

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	703,333

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,061,900

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,077,730
500	3.700%, 9/01/21	9/18 at 100.00	A1	528,110

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2012:
180	2.000%, 9/01/13	No Opt. Call	A1	180,693
100	1.850%, 9/01/18	No Opt. Call	A1	100,784
500	2.750%, 9/01/22	9/20 at 100.00	A1	500,040

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,097,520
440	5.125%, 1/01/42	1/22 at 100.00	A	478,148

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A2	732,206

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,377,558

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	287,485

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	A1	1,573,575

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	A1	534,710
1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,065,760

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,824,575

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	BBB+	485,210

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	BBB	1,195,740

1,765	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2006, 5.000%, 7/01/46	7/16 at 100.00	BBB+	1,657,900

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,000	0.000%, 8/01/32	8/26 at 100.00	A+	1,024,460
1,000	6.000%, 8/01/42	8/19 at 100.00	A+	1,103,970

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,057,270

1,325	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,473,360

6,615	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,115,223

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A	1,056,280

Nuveen Investments	83

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
$400	4.150%, 3/01/20	3/17 at 100.00	A1	$429,592
300	4.350%, 3/01/22	3/17 at 100.00	A1	317,829
280	4.500%, 3/01/24	3/17 at 100.00	A1	295,324
520	4.600%, 3/01/27	3/17 at 100.00	A1	546,354

1,785	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,206,778

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,275,034

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1	1,368,788

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	2,104,220

1,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB+	1,640,865

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,239,291

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1	1,040,100

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1	1,048,680

350	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	9/13 at 100.00	N/R	351,722

	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	798,510
3,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	3,578,831

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA–	3,458,331
765	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA–	873,278

2,035	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA–	1,175,172
52,070	Total Tax Obligation/Limited			49,042,239
	Transportation – 2.0%

1,000	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, Transportation Infrastructure Properties, LLC (TrIPS) Obligated Group, Series 2012B, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,036,910

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,032,360

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	380,982
2,355	Total Transportation			2,450,252
	U.S. Guaranteed – 7.0% (5)

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A, 5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (5)	1,310,569

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27 (Pre-refunded 10/01/13)	10/13 at 100.00	A1 (5)	1,015,410

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
$900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	$1,104,606
900	5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,121,616
2,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	2,803,904

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (5)	1,045,210
7,320	Total U.S. Guaranteed			8,401,315
	Utilities – 8.3%

2,150	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA–	2,450,721

2,250	Kaukauna, Wisconsin, Electric Revenue Bonds, Series 2012A, 5.000%, 12/15/35 – AGM Insured	12/22 at 100.00	AA–	2,442,735

1,310	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A	1,364,627

1,265	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	1,260,408

1,150	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	1,217,551

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	Baa3	1,237,452
9,325	Total Utilities			9,973,494
	Water and Sewer – 0.9%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,061,320
$116,640	Total Investments (cost $112,861,842) – 99.6%			119,405,659
	Other Assets Less Liabilities – 0.4%			486,512
	Net Assets – 100%			$119,892,171

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Assets and Liabilities

May 31, 2013

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $240,714,211, $429,279,100, $192,912,129, $442,536,020, $563,740,877 and $112,861,842, respectively)	$255,048,852	$459,860,028	$208,687,111	$474,788,694	$607,087,111	$119,405,659
Cash	—	2,959,675	1,480,794	1,063,533	—	511,206
Receivables:
Interest	3,231,960	6,154,541	2,322,936	5,913,929	11,298,094	1,685,029
Investments sold	1,417,461	2,520,448	140,000	1,644,423	7,437,663	20,391
Shares sold	261,921	586,749	137,072	573,623	776,301	217,322
Other assets	237	63,055	34,017	25,164	77,457	106
Total assets	259,960,431	472,144,496	212,801,930	484,009,366	626,676,626	121,839,713
Liabilities
Cash overdraft	19,808	—	—	—	7,192,428	—
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	—
Payables:
Dividends	170,302	240,268	190,236	660,653	675,464	104,792
Investments purchased	—	—	—	1,490,258	3,397,255	1,579,455
Shares redeemed	524,366	1,174,483	512,247	4,168,232	1,002,296	136,565
Accrued expenses:
Management fees	109,546	198,880	92,914	209,420	280,404	52,869
12b-1 distribution and service fees	69,532	110,525	46,463	69,301	113,821	23,875
Trustees fees	872	64,197	34,545	26,419	79,009	418
Other	69,413	97,923	64,419	110,032	154,134	49,568
Total liabilities	10,383,839	7,536,276	940,824	8,959,315	12,894,811	1,947,542
Net assets	$249,576,592	$464,608,220	$211,861,106	$475,050,051	$613,781,815	$119,892,171
Class A Shares
Net assets	$166,021,763	$370,392,334	$149,465,833	$248,317,316	$339,848,820	$62,029,296
Shares outstanding	14,984,268	32,780,573	12,695,617	21,581,586	29,002,685	5,630,200
Net asset value per share	$11.08	$11.30	$11.77	$11.51	$11.72	$11.02
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.57	$11.80	$12.29	$12.01	$12.23	$11.50
Class B Shares
Net assets	N/A	$622,641	N/A	$397,217	$1,609,235	N/A
Shares outstanding	N/A	55,048	N/A	34,450	137,744	N/A
Net asset value and offering price per share	N/A	$11.31	N/A	$11.53	$11.68	N/A
Class C Shares
Net assets	$63,428,947	$72,984,073	$32,084,322	$37,936,436	$83,753,204	$20,923,791
Shares outstanding	5,732,582	6,460,136	2,729,049	3,304,379	7,174,963	1,897,723
Net asset value and offering price per share	$11.06	$11.30	$11.76	$11.48	$11.67	$11.03
Class I Shares
Net assets	$20,125,882	$20,609,172	$30,310,951	$188,399,082	$188,570,556	$36,939,084
Shares outstanding	1,808,652	1,823,754	2,576,110	16,377,405	16,141,724	3,343,539
Net asset value and offering price per share	$11.13	$11.30	$11.77	$11.50	$11.68	$11.05
Net assets consist of:
Capital paid-in	$235,002,426	$437,480,463	$196,075,959	$442,457,746	$570,864,370	$113,643,296
Undistributed (Over-distribution of) net investment income	328,633	(112,308)	458,650	1,012,344	1,682,314	281,054
Accumulated net realized gain (loss)	(89,108)	(3,340,863)	(448,485)	(672,713)	(2,111,103)	(575,996)
Net unrealized appreciation (depreciation)	14,334,641	30,580,928	15,774,982	32,252,674	43,346,234	6,543,817
Net assets	$249,576,592	$464,608,220	$211,861,106	$475,050,051	$613,781,815	$119,892,171
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A –	Kansas, Michigan and Wisconsin do not offer Class B Shares.

See accompanying notes to financial statements.

86	Nuveen Investments

Statement of Operations

Year Ended May 31, 2013

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$10,512,643	$20,553,921	$9,848,811	$22,020,142	$27,518,259	$5,016,403
Expenses
Management fees	1,234,025	2,304,358	1,095,171	2,421,515	2,991,614	584,869
12b-1 service fees – Class A	325,880	734,257	308,331	494,505	665,627	115,759
12b-1 distribution and service fees – Class B	N/A	10,640	N/A	4,424	17,487	N/A
12b-1 distribution and service fees – Class C	449,994	525,289	240,353	270,722	579,738	131,105
Shareholder servicing agent fees and expenses	96,721	149,418	81,972	173,860	241,056	47,320
Interest expense	62,575	36,402	—	7,437	—	—
Custodian fees and expenses	34,844	66,859	36,361	87,505	94,277	19,365
Trustees fees and expenses	6,300	11,892	5,663	12,664	15,549	3,030
Professional fees	38,811	46,550	37,375	53,169	53,698	33,927
Shareholder reporting expenses	32,758	39,685	29,320	36,170	75,692	18,527
Federal and state registration fees	10,337	14,294	12,444	6,291	22,911	13,967
Other expenses	9,237	14,800	9,261	14,862	20,151	6,289
Total expenses	2,301,482	3,954,444	1,856,251	3,583,124	4,777,800	974,158
Net investment income (loss)	8,211,161	16,599,477	7,992,560	18,437,018	22,740,459	4,042,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(166,829)	363,961	1,508,729	351,660	583,166	(166,198)
Change in net unrealized appreciation (depreciation) of investments	(1,350,702)	(4,705,356)	(1,574,943)	(348,366)	180,990	(917,537)
Net realized and unrealized gain (loss)	(1,517,531)	(4,341,395)	(66,214)	3,294	764,156	(1,083,735)
Net increase (decrease) in net assets from operations	$6,693,630	$12,258,082	$7,926,346	$18,440,312	$23,504,615	$2,958,510

N/A –	Kansas, Michigan and Wisconsin do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Operations
Net investment income (loss)	$8,211,161	$7,378,488	$16,599,477	$16,866,846
Net realized gain (loss) from investments	(166,829)	3,170,557	363,961	628,279
Change in net unrealized appreciation (depreciation) of investments	(1,350,702)	11,261,319	(4,705,356)	26,013,734
Net increase (decrease) in net assets from operations	6,693,630	21,810,364	12,258,082	43,508,859
Distributions to Shareholders
From net investment income:
Class A	(5,819,165)	(5,265,199)	(13,658,037)	(14,181,181)
Class B	N/A	N/A	(33,590)	(66,648)
Class C	(1,824,475)	(1,467,755)	(2,234,825)	(2,042,205)
Class I	(673,549)	(475,234)	(751,938)	(573,751)
From accumulated net realized gains:
Class A	(1,152,232)	—	—	—
Class B	N/A	N/A	—	—
Class C	(425,222)	—	—	—
Class I	(119,580)	—	—	—
Decrease in net assets from distributions to shareholders	(10,014,223)	(7,208,188)	(16,678,390)	(16,863,785)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	55,533,352	47,176,523	59,774,700	43,701,109
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,416,690	4,899,727	12,915,623	11,128,791
	62,950,042	52,076,250	72,690,323	54,829,900
Cost of shares redeemed	(28,205,590)	(19,562,372)	(44,615,443)	(40,582,088)
Net increase (decrease) in net assets from Fund share transactions	34,744,452	32,513,878	28,074,880	14,247,812
Net increase (decrease) in net assets	31,423,859	47,116,054	23,654,572	40,892,886
Net assets at the beginning of period	218,152,733	171,036,679	440,953,648	400,060,762
Net assets at the end of period	$249,576,592	$218,152,733	$464,608,220	$440,953,648
Undistributed (Over-distribution of) net investment income at the end of period	$328,633	$434,695	$(112,308)	$(18,919)

N/A –	Kansas does not offer Class B Shares. Class B Shares of Kansas converted to Class A Shares at the close of business on February 15, 2012.

See accompanying notes to financial statements.

88	Nuveen Investments

	Michigan		Missouri
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Operations
Net investment income (loss)	$7,992,560	$8,184,910	$18,437,018	$12,073,762
Net realized gain (loss) from investments	1,508,729	1,038,140	351,660	241,154
Change in net unrealized appreciation (depreciation) of investments	(1,574,943)	10,616,833	(348,366)	19,118,899
Net increase (decrease) in net assets from operations	7,926,346	19,839,883	18,440,312	31,433,815
Distributions to Shareholders
From net investment income:
Class A	(5,827,390)	(5,939,900)	(9,519,539)	(8,634,006)
Class B	N/A	N/A	(13,470)	(28,063)
Class C	(1,049,372)	(1,001,466)	(1,204,090)	(1,088,082)
Class I	(1,081,158)	(866,554)	(7,654,812)	(2,173,436)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,957,920)	(7,807,920)	(18,391,911)	(11,923,587)
Fund Share Transactions
Fund reorganization	—	—	—	176,817,906
Proceeds from sale of shares	30,416,919	19,160,143	83,469,668	74,290,341
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,577,481	4,341,983	12,170,971	6,810,577
	35,994,400	23,502,126	95,640,639	257,918,824
Cost of shares redeemed	(31,585,272)	(26,112,242)	(75,700,488)	(49,400,901)
Net increase (decrease) in net assets from Fund share transactions	4,409,128	(2,610,116)	19,940,151	208,517,923
Net increase (decrease) in net assets	4,377,554	9,421,847	19,988,552	228,028,151
Net assets at the beginning of period	207,483,552	198,061,705	455,061,499	227,033,348
Net assets at the end of period	$211,861,106	$207,483,552	$475,050,051	$455,061,499
Undistributed (Over-distribution of) net investment income at the end of period	$458,650	$432,876	$1,012,344	$1,010,474

N/A –	Michigan does not offer Class B Shares. Class B Shares of Michigan converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of Changes in Net Assets (continued)

	Ohio		Wisconsin
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Operations
Net investment income (loss)	$22,740,459	$20,936,742	$4,042,245	$3,326,276
Net realized gain (loss) from investments	583,166	2,692,800	(166,198)	77,544
Change in net unrealized appreciation (depreciation) of investments	180,990	26,443,568	(917,537)	5,971,539
Net increase (decrease) in net assets from operations	23,504,615	50,073,110	2,958,510	9,375,359
Distributions to Shareholders
From net investment income:
Class A	(12,999,178)	(12,572,284)	(2,042,055)	(1,756,455)
Class B	(58,881)	(78,365)	N/A	N/A
Class C	(2,599,834)	(2,326,719)	(521,397)	(331,505)
Class I	(7,575,470)	(5,430,554)	(1,399,753)	(1,052,887)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(23,233,363)	(20,407,922)	(3,963,205)	(3,140,847)
Fund Share Transactions
Fund reorganization	—	54,288,872	—	—
Proceeds from sale of shares	113,249,153	52,236,671	46,774,815	32,770,206
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,946,825	12,405,593	2,855,941	2,118,693
	128,195,978	118,931,136	49,630,756	34,888,899
Cost of shares redeemed	(71,484,840)	(57,129,774)	(25,180,968)	(17,666,169)
Net increase (decrease) in net assets from Fund share transactions	56,711,138	61,801,362	24,449,788	17,222,730
Net increase (decrease) in net assets	56,982,390	91,466,550	23,445,093	23,457,242
Net assets at the beginning of period	556,799,425	465,332,875	96,447,078	72,989,836
Net assets at the end of period	$613,781,815	$556,799,425	$119,892,171	$96,447,078
Undistributed (Over-distribution of) net investment income at the end of period	$1,682,314	$2,175,264	$281,054	$209,726

N/A –	Wisconsin does not offer Class B Shares. Class B Shares of Wisconsin converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

90	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	91

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/92)
2013	$11.21	$.40	$(.05)	$.35	$(.40)	$(.08)	$(.48)	$11.08
2012	10.37	.44	.83	1.27	(.43)	—	(.43)	11.21
2011	10.48	.43	(.11)	.32	(.43)	—	(.43)	10.37
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03
Class C (2/97)
2013	11.20	.34	(.06)	.28	(.34)	(.08)	(.42)	11.06
2012	10.36	.37	.84	1.21	(.37)	—	(.37)	11.20
2011	10.48	.37	(.12)	.25	(.37)	—	(.37)	10.36
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03
Class I (2/97)
2013	11.26	.42	(.04)	.38	(.43)	(.08)	(.51)	11.13
2012	10.42	.46	.83	1.29	(.45)	—	(.45)	11.26
2011	10.53	.45	(.11)	.34	(.45)	—	(.45)	10.42
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07

92	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

3.13%	$166,022	.84%	.81%	3.53%	10%
12.43	151,334	.86	.83	4.03	36
3.10	122,629	.83	.82	4.12	16
8.67	120,162	.84	.84	4.27	18
2.62	110,130	.85	.85	4.38	13

2.50	63,429	1.39	1.36	2.98	10
11.86	52,451	1.40	1.37	3.47	36
2.47	36,864	1.38	1.37	3.58	16
8.10	33,948	1.39	1.39	3.71	18
2.05	25,570	1.40	1.40	3.83	13

3.34	20,126	.64	.61	3.73	10
12.62	14,368	.65	.62	4.22	36
3.32	10,648	.63	.62	4.29	16
8.96	7,960	.64	.64	4.47	18
2.82	5,069	.65	.65	4.58	13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains		Total	Ending Net Asset Value
Class A (5/87)
2013	$11.40	$.42	$(.09)	$.33	$(.43)	$—		$(.43)	$11.30
2012	10.69	.46	.70	1.16	(.45)	—		(.45)	11.40
2011	10.85	.46	(.18)	.28	(.44)	—		(.44)	10.69
2010	10.39	.44	.46	.90	(.44)	—	*	(.44)	10.85
2009	10.78	.44	(.32)	.12	(.44)	(.07)		(.51)	10.39
Class B (2/97)
2013	11.41	.34	(.10)	.24	(.34)	—		(.34)	11.31
2012	10.70	.37	.71	1.08	(.37)	—		(.37)	11.41
2011	10.85	.38	(.16)	.22	(.37)	—		(.37)	10.70
2010	10.40	.36	.45	.81	(.36)	—	*	(.36)	10.85
2009	10.79	.36	(.32)	.04	(.36)	(.07)		(.43)	10.40
Class C (10/93)
2013	11.40	.36	(.09)	.27	(.37)	—		(.37)	11.30
2012	10.70	.39	.71	1.10	(.40)	—		(.40)	11.40
2011	10.85	.40	(.16)	.24	(.39)	—		(.39)	10.70
2010	10.39	.38	.46	.84	(.38)	—	*	(.38)	10.85
2009	10.79	.38	(.33)	.05	(.38)	(.07)		(.45)	10.39
Class I (2/97)
2013	11.40	.45	(.10)	.35	(.45)	—		(.45)	11.30
2012	10.70	.48	.70	1.18	(.48)	—		(.48)	11.40
2011	10.85	.48	(.16)	.32	(.47)	—		(.47)	10.70
2010	10.39	.47	.45	.92	(.46)	—	*	(.46)	10.85
2009	10.79	.46	(.33)	.13	(.46)	(.07)		(.53)	10.39

94	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

2.78%	$370,392	.78%	.77%	3.71%	11%
11.10	360,084	.80	.80	4.12	16
2.68	334,809	.80	.80	4.26	7
8.81	376,621	.81	.81	4.15	9
1.33	346,849	.85	.82	4.28	19

2.03	623	1.53	1.52	2.98	11
10.20	1,499	1.55	1.55	3.38	16
2.03	2,465	1.55	1.55	3.49	7
7.91	5,119	1.56	1.56	3.40	9
.56	7,289	1.60	1.57	3.52	19

2.16	72,984	1.33	1.32	3.15	11
10.44	63,378	1.35	1.35	3.56	16
2.22	51,820	1.35	1.35	3.71	7
8.20	55,515	1.36	1.36	3.59	9
.64	47,428	1.40	1.37	3.73	19

3.00	20,609	.58	.57	3.90	11
11.24	15,992	.60	.60	4.30	16
3.01	10,967	.60	.60	4.46	7
9.00	7,453	.61	.61	4.35	9
1.41	3,394	.65	.62	4.48	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/85)
2013	$11.77	$.45	$— *	$.45	$(.45)	$—	$(.45)	$11.77
2012	11.08	.47	.67	1.14	(.45)	—	(.45)	11.77
2011	11.19	.47	(.12)	.35	(.46)	—	(.46)	11.08
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83
Class C (6/93)
2013	11.76	.39	— *	.39	(.39)	—	(.39)	11.76
2012	11.08	.41	.66	1.07	(.39)	—	(.39)	11.76
2011	11.18	.41	(.11)	.30	(.40)	—	(.40)	11.08
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83
Class I (2/97)
2013	11.76	.48	— *	.48	(.47)	—	(.47)	11.77
2012	11.08	.49	.66	1.15	(.47)	—	(.47)	11.76
2011	11.18	.49	(.11)	.38	(.48)	—	(.48)	11.08
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83

96	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

3.85%	$149,466	.81%	.81%	3.80%	15%
10.48	153,467	.84	.84	4.12	12
3.16	148,020	.84	.84	4.22	6
7.73	159,191	.85	.85	4.18	11
1.59	151,852	.86	.86	4.45	9

3.33	32,084	1.36	1.36	3.25	15
9.81	30,129	1.38	1.38	3.58	12
2.70	29,681	1.39	1.39	3.67	6
7.05	30,655	1.40	1.40	3.63	11
1.04	32,068	1.41	1.41	3.90	9

4.15	30,311	.61	.61	4.00	15
10.59	23,887	.63	.63	4.32	12
3.46	19,397	.64	.64	4.42	6
7.87	19,888	.65	.65	4.38	11
1.82	18,297	.66	.66	4.65	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/87)
2013	$11.50	$.45	$.01	$.46	$(.45)	$—	$(.45)	$11.51
2012	10.70	.48	.79	1.27	(.47)	—	(.47)	11.50
2011	10.82	.48	(.13)	.35	(.47)	—	(.47)	10.70
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14
Class B (2/97)
2013	11.51	.36	.02	.38	(.36)	—	(.36)	11.53
2012	10.71	.40	.79	1.19	(.39)	—	(.39)	11.51
2011	10.83	.40	(.13)	.27	(.39)	—	(.39)	10.71
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15
Class C (2/94)
2013	11.48	.38	.01	.39	(.39)	—	(.39)	11.48
2012	10.68	.41	.80	1.21	(.41)	—	(.41)	11.48
2011	10.80	.42	(.13)	.29	(.41)	—	(.41)	10.68
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13
Class I (2/97)
2013	11.50	.47	— *	.47	(.47)	—	(.47)	11.50
2012	10.70	.48	.81	1.29	(.49)	—	(.49)	11.50
2011	10.82	.50	(.13)	.37	(.49)	—	(.49)	10.70
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14

98	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.01%	$248,317	.79%	.79%	3.87%	9%
12.08	233,521	.83	.83	4.28	8
3.30	187,844	.82	.82	4.48	6
11.49	196,974	.83	.83	4.52	6
(.52)	183,868	.86	.84	4.68	12

3.35	397	1.55	1.55	3.12	9
11.24	546	1.57	1.57	3.58	8
2.55	1,117	1.57	1.57	3.71	6
10.69	2,439	1.58	1.58	3.79	6
(1.26)	3,533	1.61	1.59	3.90	12

3.39	37,936	1.34	1.34	3.31	9
11.50	33,690	1.38	1.38	3.73	8
2.74	26,958	1.37	1.37	3.93	6
10.83	26,957	1.38	1.38	3.97	6
(1.06)	22,120	1.41	1.39	4.13	12

4.14	188,399	.59	.59	4.07	9
12.28	187,304	.63	.63	4.34	8
3.52	11,115	.62	.62	4.67	6
11.74	9,235	.63	.63	4.72	6
(.29)	6,224	.67	.65	4.90	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/85)
2013	$11.70	$.45	$.03	$.48	$(.46)	$—	$(.46)	$11.72
2012	11.01	.49	.67	1.16	(.47)	—	(.47)	11.70
2011	11.18	.48	(.18)	.30	(.47)	—	(.47)	11.01
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77
Class B (2/97)
2013	11.67	.37	.02	.39	(.38)	—	(.38)	11.68
2012	10.98	.40	.68	1.08	(.39)	—	(.39)	11.67
2011	11.16	.40	(.19)	.21	(.39)	—	(.39)	10.98
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75
Class C (8/93)
2013	11.65	.39	.03	.42	(.40)	—	(.40)	11.67
2012	10.97	.42	.67	1.09	(.41)	—	(.41)	11.65
2011	11.15	.42	(.19)	.23	(.41)	—	(.41)	10.97
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74
Class I (2/97)
2013	11.66	.48	.03	.51	(.49)	—	(.49)	11.68
2012	10.98	.51	.67	1.18	(.50)	—	(.50)	11.66
2011	11.15	.51	(.19)	.32	(.49)	—	(.49)	10.98
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75

100	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.16%	$339,849	.79%	.79%	3.83%	9%
10.77	317,442	.82	.82	4.28	13
2.75	292,694	.82	.82	4.40	10
8.18	330,410	.82	.82	4.33	10
2.75	321,253	.84	.84	4.40	9

3.33	1,609	1.54	1.54	3.09	9
10.00	2,065	1.57	1.57	3.55	13
1.90	2,821	1.57	1.57	3.64	10
7.41	5,034	1.58	1.58	3.58	10
1.97	7,790	1.58	1.58	3.64	9

3.60	83,753	1.34	1.34	3.27	9
10.13	68,344	1.37	1.37	3.73	13
2.11	60,016	1.37	1.37	3.85	10
7.62	63,181	1.37	1.37	3.78	10
2.19	52,693	1.39	1.39	3.85	9

4.38	188,571	.59	.59	4.03	9
10.94	168,949	.62	.62	4.48	13
2.98	109,802	.62	.62	4.60	10
8.33	115,162	.62	.62	4.54	10
2.99	109,553	.64	.64	4.60	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/94)
2013	$11.09	$.40	$(.07)	$.33	$(.40)	$—	$(.40)	$11.02
2012	10.28	.43	.78	1.21	(.40)	—	(.40)	11.09
2011	10.39	.39	(.12)	.27	(.38)	—	(.38)	10.28
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95
Class C (2/97)
2013	11.10	.34	(.07)	.27	(.34)	—	(.34)	11.03
2012	10.30	.36	.78	1.14	(.34)	—	(.34)	11.10
2011	10.41	.33	(.11)	.22	(.33)	—	(.33)	10.30
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96
Class I (2/97)
2013	11.12	.43	(.08)	.35	(.42)	—	(.42)	11.05
2012	10.31	.44	.79	1.23	(.42)	—	(.42)	11.12
2011	10.42	.42	(.12)	.30	(.41)	—	(.41)	10.31
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97

102	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

2.94%	$62,029	.84%	.84%	3.60%	9%
11.96	51,124	.87	.87	3.94	19
2.71	45,101	.87	.87	3.81	14
8.42	50,270	.90	.90	3.75	6
2.61	46,933	.89	.89	4.02	12

2.39	20,924	1.39	1.39	3.04	9
11.27	12,542	1.41	1.41	3.38	19
2.17	9,105	1.42	1.42	3.26	14
7.94	9,329	1.45	1.45	3.19	6
1.93	6,907	1.44	1.44	3.46	12

3.15	36,939	.65	.65	3.81	9
12.16	32,782	.66	.66	4.13	19
2.92	18,236	.67	.67	4.14	14
8.73	2,605	.70	.70	3.94	6
2.72	1,573	.69	.69	4.20	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	103

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Kansas and Wisconsin). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security

104	Nuveen Investments

dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of May 31, 2013, Missouri, Ohio and Wisconsin had outstanding when-issued/delayed delivery purchase commitments of $1,490,258, $3,144,756, and $1,579,455, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Kansas, Michigan and Wisconsin do not offer Class B Shares. Kentucky, Missouri and Ohio will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	105

Notes to Financial Statements (continued)

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31,2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of May 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$5,250,000	$15,000,000	$3,150,000	$—	$31,410,000	$3,750,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended May 31,2013, were as follows:

	Kansas	Kentucky	Missouri
Average floating rate obligations outstanding	$9,420,000	$5,650,000	$2,225,000
Average annual interest rate and fees	0.66%	0.64%	0.33%

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of

106	Nuveen Investments

each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered heirarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$251,648,342	$—	$251,648,342
Short-Term Investments*:
Municipal Bonds	—	3,400,510	—	3,400,510
Total	$—	$255,048,852	$—	$255,048,852

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$459,860,028	$—	$459,860,028

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$208,687,111	$—	$208,687,111

Nuveen Investments	107

Notes to Financial Statements (continued)

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$474,788,694	$—	$474,788,694

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$607,087,111	$—	$607,087,111

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$119,405,659	$—	$119,405,659
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2013.

108	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,805,718	$31,756,679	2,382,416	$25,954,110
Class A – automatic conversion of Class B Shares	—	—	45,433	504,079
Class B	N/A	N/A	2,191	23,086
Class C	1,464,331	16,543,709	1,343,252	14,592,447
Class I	637,827	7,232,964	555,842	6,102,801
Shares issued to shareholders due to reinvestment of distributions:
Class A	468,879	5,307,088	342,330	3,704,264
Class B	N/A	N/A	1,536	16,214
Class C	144,904	1,638,522	87,999	952,085
Class I	41,460	471,080	20,855	227,164
	5,563,119	62,950,042	4,781,854	52,076,250
Shares redeemed:
Class A	(1,791,002)	(20,199,747)	(1,091,581)	(11,828,292)
Class B	N/A	N/A	(44,956)	(489,369)
Class B – automatic conversion to Class A Shares	N/A	N/A	(45,846)	(504,079)
Class C	(561,025)	(6,340,112)	(303,465)	(3,266,047)
Class I	(146,974)	(1,665,731)	(322,533)	(3,474,585)
	(2,499,001)	(28,205,590)	(1,808,381)	(19,562,372)
Net increase (decrease)	3,064,118	$34,744,452	2,973,473	$32,513,878

N/A –	Kansas does not offer Class B Shares. Class B Shares of Kansas converted to Class A Shares at the close of business on February 15, 2012.

	Kentucky
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,115,456	$35,689,099	2,371,170	$26,346,859
Class A – automatic conversion of Class B Shares	3,004	34,268	67,832	750,886
Class B	—	—	389	4,292
Class C	1,370,178	15,692,219	945,220	10,490,733
Class I	730,151	8,359,114	549,539	6,108,339
Shares issued to shareholders due to reinvestment of distributions:
Class A	936,743	10,720,139	846,254	9,375,162
Class B	2,684	30,715	4,564	50,471
Class C	150,646	1,723,887	127,008	1,408,460
Class I	38,492	440,882	26,522	294,698
	6,347,354	72,690,323	4,938,498	54,829,900
Shares redeemed:
Class A	(2,855,928)	(32,671,116)	(3,011,874)	(33,272,048)
Class B	(76,070)	(869,371)	(36,064)	(396,032)
Class B – automatic conversion to Class A Shares	(3,004)	(34,268)	(67,810)	(750,886)
Class C	(618,307)	(7,073,520)	(357,390)	(3,959,122)
Class I	(347,195)	(3,967,168)	(198,867)	(2,204,000)
	(3,900,504)	(44,615,443)	(3,672,005)	(40,582,088)
Net increase (decrease)	2,446,850	$28,074,880	1,266,493	$14,247,812

Nuveen Investments	109

Notes to Financial Statements (continued)

	Michigan
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,381,597	$16,448,266	917,339	$10,495,117
Class A – automatic conversion of Class B Shares	—	—	64,230	739,735
Class B	N/A	N/A	180	2,045
Class C	426,830	5,081,332	254,078	2,912,982
Class I	741,878	8,887,321	435,709	5,010,264
Shares issued to shareholders due to reinvestment of distributions:
Class A	356,694	4,246,247	289,643	3,318,158
Class B	N/A	N/A	666	7,549
Class C	47,013	558,958	39,702	454,560
Class I	64,899	772,276	49,039	561,716
	3,018,911	35,994,400	2,050,586	23,502,126
Shares redeemed:
Class A	(2,084,103)	(24,813,360)	(1,584,843)	(18,120,037)
Class B (1)	N/A	N/A	(23,556)	(268,908)
Class B – automatic conversion to Class A Shares	N/A	N/A	(64,132)	(739,735)
Class C	(307,508)	(3,658,229)	(410,780)	(4,655,846)
Class I	(261,631)	(3,113,683)	(204,937)	(2,327,716)
	(2,653,242)	(31,585,272)	(2,288,248)	(26,112,242)
Net increase (decrease)	365,669	$4,409,128	(237,662)	$(2,610,116)

N/A –	Michigan does not offer Class B Shares. Class B Shares of Michigan converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

	Missouri
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares issued in the reorganization
Class A	—	$—	2,347,227	$26,692,203
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	13,203,086	150,125,703
Shares sold:
Class A	3,355,596	38,994,528	3,235,606	36,069,843
Class A – automatic conversion of Class B Shares	4,532	54,964	33,272	367,252
Class B	—	—	98	1,090
Class C	758,391	8,800,515	612,475	6,852,081
Class I	3,066,071	35,619,661	2,729,020	31,000,075
Shares issued to shareholders due to reinvestment of distributions:
Class A	633,259	7,354,509	522,907	5,835,803
Class B	1,099	12,878	2,207	24,465
Class C	71,332	826,860	56,805	633,613
Class I	341,709	3,976,724	28,238	316,696
	8,231,989	95,640,639	22,770,941	257,918,824
Shares redeemed:
Class A	(2,719,373)	(31,593,350)	(3,388,284)	(37,862,489)
Class B	(9,604)	(108,115)	(25,907)	(286,251)
Class B – automatic conversion to Class A Shares	(4,519)	(54,964)	(33,243)	(367,252)
Class C	(460,384)	(5,340,635)	(257,896)	(2,872,792)
Class I	(3,321,050)	(38,603,424)	(708,877)	(8,012,117)
	(6,514,930)	(75,700,488)	(4,414,207)	(49,400,901)
Net increase (decrease)	1,717,059	$19,940,151	18,356,734	$208,517,923

110	Nuveen Investments

	Ohio
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares issued in the reorganization
Class A	—	$—	351,397	$4,072,374
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	4,345,610	50,216,498
Shares sold:
Class A	4,594,182	54,465,233	2,736,123	31,191,510
Class A – automatic conversion of Class B Shares	3,191	37,833	34,397	384,024
Class B	—	—	328	3,699
Class C	1,894,271	22,386,252	946,512	10,800,354
Class I	3,075,918	36,359,835	862,023	9,857,084
Shares issued to shareholders due to reinvestment of distributions:
Class A	761,304	9,023,087	650,714	7,417,263
Class B	4,756	56,185	5,530	62,832
Class C	141,005	1,664,753	115,357	1,310,377
Class I	355,754	4,202,800	318,148	3,615,121
	10,830,381	128,195,978	10,366,139	118,931,136
Shares redeemed:
Class A	(3,492,940)	(41,416,013)	(3,230,124)	(36,696,313)
Class B	(40,785)	(482,623)	(51,283)	(575,239)
Class B – automatic conversion to Class A Shares	(3,201)	(37,833)	(34,470)	(384,024)
Class C	(724,347)	(8,547,914)	(669,197)	(7,635,125)
Class I	(1,774,710)	(21,000,457)	(1,044,769)	(11,839,073)
	(6,035,983)	(71,484,840)	(5,029,843)	(57,129,774)
Net increase (decrease)	4,794,398	$56,711,138	5,336,296	$61,801,362

	Wisconsin
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,702,360	$19,009,154	655,888	$7,082,522
Class A – automatic conversion of Class B Shares	—	—	31,997	349,636
Class B	N/A	N/A	17	185
Class C	927,100	10,377,801	308,011	3,328,514
Class I	1,551,300	17,387,860	2,051,353	22,009,349
Shares issued to shareholders due to reinvestment of distributions:
Class A	163,752	1,828,740	126,764	1,364,196
Class B	N/A	N/A	867	9,212
Class C	37,501	419,144	23,849	257,127
Class I	54,252	608,057	45,350	488,158
	4,436,265	49,630,756	3,244,096	34,888,899
Shares redeemed:
Class A	(846,364)	(9,435,783)	(590,272)	(6,289,132)
Class B	N/A	N/A	(22,129)	(242,597)
Class B – automatic conversion to Class A Shares	N/A	N/A	(31,938)	(349,636)
Class C	(196,915)	(2,208,783)	(86,112)	(910,574)
Class I	(1,210,009)	(13,536,402)	(917,078)	(9,874,230)
	(2,253,288)	(25,180,968)	(1,647,529)	(17,666,169)
Net increase (decrease)	2,182,977	$24,449,788	1,596,567	$17,222,730

N/A –	Wisconsin does not offer Class B Shares. Class B Shares of Wisconsin converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2013, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$59,224,730	$78,293,529	$36,124,075	$68,405,407	$111,439,639	$38,473,132
Sales and maturities	24,592,535	48,256,140	31,577,941	44,491,693	50,479,333	9,589,760

Nuveen Investments	111

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of May 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$230,902,325	$423,551,211	$192,729,852	$439,616,916	$563,363,461	$112,752,331
Gross unrealized:
Appreciation	$15,837,683	$31,540,025	$16,220,377	$35,014,791	$46,181,107	$7,101,239
Depreciation	(1,110,850)	(880,857)	(263,118)	(2,068,169)	(2,457,457)	(447,911)
Net unrealized appreciation (depreciation) of investments	$14,726,833	$30,659,168	$15,957,259	$32,946,622	$43,723,650	$6,653,328

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible reorganizational expenses resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$—	$9,277	$—	$38,133	$(1,298)	$5,110
Undistributed (Over-distribution of) net investment income	(34)	(14,476)	(8,866)	(43,237)	(46)	(7,712)
Accumulated net realized gain (loss)	34	5,199	8,866	5,104	1,344	2,602

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$666,991	$1,188,356	$926,614	$1,861,152	$3,295,689	$519,615
Undistributed net ordinary income[2]	27,386	—	13,885	—	—	—
Undistributed net long-term capital gains	—	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013, and paid on June 3, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2013 and May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from tax-exempt income[3]	$8,230,799	$16,716,057	$7,942,854	$18,405,598	$23,000,518	$3,901,379
Distributions from net ordinary income[2]	41,387	226	—	—	103,868	2,218
Distributions from net long-term capital gains[4]	1,697,215	—	—	—	—	—

2012	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,140,628	$16,883,775	$7,817,648	$11,193,335	$19,950,770	$3,075,226
Distributions from net ordinary income[2]	—	—	—	—	240,637	—
Distributions from net long-term capital gains	—	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2013, as Exempt Interest Dividends.
[4]

The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2013.

As of May 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	Kansas	Kentucky	Michigan	Missouri[5]	Ohio[5]	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$—	$224,658	$—
May 31, 2017	—	—	—	9,357	204,682	—
May 31, 2018	—	3,377,319	448,279	663,355	30,607	40,757
May 31, 2019	—	—	—	—	1,552,586	—
Not subject to expiration:	—	—	—	—	—	—
Short-term losses	1,449	—	—	—	98,572	—
Long-term losses	—	—	—	—	—	371,641
Total	$1,449	$3,377,319	$448,279	$672,712	$2,111,105	$412,398
[5]	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under Internal Revenue code and related regulations.

112	Nuveen Investments

During the Funds’ tax year ended May 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Kentucky	Michigan	Missouri	Ohio
Utilized capital loss carryforwards	$332,704	$1,517,801	$358,931	$493,188

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Kansas	Wisconsin
Post-October capital losses[6]	$160,325	$163,596
Late-year ordinary losses[7]	—	—
[6]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Funds’ tax year end.
[7]	Ordinary losses incurred from January 1, 2013 through May 31, 2013 and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Kansas	0.1661%
Kentucky	0.1661
Michigan	0.1661
Missouri	0.1759
Ohio	0.1690
Wisconsin	0.1661

Nuveen Investments	113

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Ohio do not exceed .750% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$682,967	$697,663	$212,583	$733,990	$555,635	$277,279
Paid to financial intermediaries (Unaudited)	592,848	608,833	181,488	637,134	486,902	241,995

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$193,365	$244,580	$49,417	$175,714	$332,513	$116,005

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$135,068	$113,964	$36,824	$72,989	$152,104	$55,843

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2013, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$9,809	$4,762	$2,165	$4,565	$17,430	$4,004
8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

114	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	210
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	210
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	210
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other entities; Miller Valentine real estate LLC companies; Board Member, Mid-America Health System Board of Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	210
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

Nuveen Investments	115

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	210

Interested Trustee:
John P. Amboian (2) 1961 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	210

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	210
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	210

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Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

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(Unaudited) (continued)

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Advisor’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the

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quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant (including the Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”)), while the Performance Peer Groups of other funds (including the Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”) and the Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”)) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Michigan Fund and the Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods. As noted above, the Performance Peer Groups of the Kansas Fund, the Kentucky Fund, the Missouri Fund and the Wisconsin Fund were classified as irrelevant, limiting the usefulness of the peer comparison data; therefore, the Board also considered each such Fund’s performance compared to its benchmark. In this regard, the Board noted that the Kansas Fund and the Missouri Fund outperformed their respective benchmarks over the one-, three- and five-year periods, and the Kentucky Fund provided generally comparable returns to its benchmark for such periods. Further, the Independent Board Members noted that the Wisconsin Fund outperformed its benchmark in the three- and five-year periods and provided comparable returns to its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Kansas Fund, the Kentucky Fund, the Michigan Fund, the Missouri Fund and the Wisconsin Fund had net management fees slightly higher than their respective peer averages, but net expense ratios in line with their respective peer averages, while the Ohio Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates

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receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	123

Notes

124	Nuveen Investments

Notes

Nuveen Investments	125

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Michigan Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Michigan Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Kansas Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kansas municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Kentucky Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kentucky municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Michigan Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Michigan municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Ohio Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Ohio municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Wisconsin Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Wisconsin municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

126	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	127

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS6-0513D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	25,620	0	600	0
Nuveen Kentucky Municipal Bond Fund	26,490	0	600	0
Nuveen Missouri Municipal Bond Fund	26,559	0	600	0
Nuveen Michigan Municipal Bond Fund	25,486	0	600	0
Nuveen Ohio Municipal Bond Fund	27,097	0	600	0
Nuveen Wisconsin Municipal Bond Fund	25,083	0	600	0

Total	$156,335	$0	$3,600	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	24,114	0	580	0
Nuveen Kentucky Municipal Bond Fund	25,176	0	580	0
Nuveen Missouri Municipal Bond Fund	24,366	0	580	0
Nuveen Michigan Municipal Bond Fund	24,134	0	580	0
Nuveen Ohio Municipal Bond Fund	25,443	0	580	0
Nuveen Wisconsin Municipal Bond Fund	23,613	0	580	0

Total	$146,846	$0	$3,480	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust 4	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust 4	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	600	0	0	600
Nuveen Kentucky Municipal Bond Fund	600	0	0	600
Nuveen Missouri Municipal Bond Fund	600	0	0	600
Nuveen Michigan Municipal Bond Fund	600	0	0	600
Nuveen Ohio Municipal Bond Fund	600	0	0	600
Nuveen Wisconsin Municipal Bond Fund	600	0	0	600

Total	$3,600	$0	$0	$3,600

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	580	0	0	580
Nuveen Kentucky Municipal Bond Fund	580	0	0	580
Nuveen Missouri Municipal Bond Fund	580	0	0	580
Nuveen Michigan Municipal Bond Fund	580	0	0	580
Nuveen Ohio Municipal Bond Fund	580	0	0	580
Nuveen Wisconsin Municipal Bond Fund	580	0	0	580

Total	$3,480	$0	$0	$3,480

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2013